                                  EXHIBIT 8.1

                [LETTERHEAD OF O'MELVENY & MYERS APPEARS HERE]


                                 June
                                 2nd
                                 1 9 9 5



Nationwide Health Properties, Inc.                       614,055-076
4675 MacArthur Court, Suite 1170
Newport Beach, California  92660                         NB1-225712.V1


          Re: Nationwide Health Properties, Inc. - Form S-3 Registration Statement (File No. 33-64798)

Gentlemen:

          In connection with the proposed offering of up to 1,150,000 shares of the common stock (the "Common Stock") of Nationwide Health Properties, Inc., a Maryland corporation (the "Company"), under the above Registration Statement, you have requested our opinion whether the Company qualified as a real estate investment trust (a "REIT") under sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable year ended December 31, 1994 and whether it will continue to so qualify if it operates subsequent to March 31, 1995 in the same manner as it has prior to that date. You have also asked our opinion whether the Company should be treated as the owner of the properties listed in Exhibit A attached hereto (the "Properties") for federal income tax purposes and whether the leases with respect to such Properties (the "Leases") should be treated as true leases, and not financing arrangements, for such purposes.

          As of May 11, 1995, we delivered our opinion (the "5/11/95 Opinion") concerning the qualification of the Company as a REIT for its taxable year ended December 31, 1994 and its continuing qualifications as a REIT if it operated subsequent to March 31, 1995 in the same manner as it had prior to that date. A copy of the 5/11/95 Opinion is attached hereto. The 5/11/95 Opinion, and the certificates, documents and other materials referred to therein, are hereby incorporated by reference. Since May 11, 1995, there have been delivered to us certain certificates and schedules prepared and executed by Company personnel,

Page 2--Nationwide Health Properties, Inc.--June 2, 1995

setting forth certain factual representations regarding the Company and its assets and operations. This opinion specifically relies on such documents, certificates and schedules and assumes that the facts represented therein will not change in any material way so long as the Company seeks to qualify as a REIT.

          On the basis of the foregoing and subject to all of the qualifications, conditions and factual assumptions set forth in the 5/11/95 Opinion, we are of the opinion that for the calendar year 1994, the Company met each of the requirements for qualification as a REIT, and if the Company operates subsequent to March 31, 1995 in the same manner as it has prior to such date, it will continue to so qualify, provided that the various tests for qualification as a REIT relating to its income, assets, distributions, ownership and certain administrative matters are satisfied in those years. However, we are unable to opine whether the Company will actually continue to qualify as a REIT because such qualification will depend on future transactions and events which cannot be known at this time.

          We also wish to advise you that on the basis of and in reliance on the foregoing and on the facts set forth in the Prospectus, dated July 12, 1993, and the Prospectus Supplement, dated May 25, 1995, relating to the Common Stock, it is the opinion of O'Melveny & Myers that under current law, including relevant statutes, regulations, and judicial and administrative precedent (which law is subject to change on a retroactive basis), a court, more likely than not, would hold that the Company would be treated as the owner of the Properties for federal income tax purposes and the Leases would be treated as true leases, and not financing arrangements, for such purposes. You should be aware that this opinion is not binding on the Internal Revenue Service and no assurance can be given that the Internal Revenue Service may not successfully challenge the conclusions set forth in this opinion. If the Internal Revenue Service successfully challenged such conclusions, the Company would not be entitled to claim depreciation with respect to the Properties and might be compelled to make deficiency dividends to satisfy the 95% dividend distribution requirement or lose its REIT status.

          We hereby consent to the filing of this opinion as an exhibit to the Prospectus Supplement, dated May 25, 1995, of the Company and to the reference to our name under the heading "Legal Matters" in the Prospectus Supplement.

                              Respectfully submitted,

                              /s/ O'Melveny & Myers

                                  EXHIBIT A

NATIONWIDE HEALTH PROPERTIES FACILITY LIST (Owned 1/1/95 through 3/31/95)


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  95  Oakridge Convalescent Center         1042 Oak Drive              Richmond         IN    Beverly
  98  Petersburg Health Care Center        Pike Avenue, P.O. Box 273   Petersburg       IN    Beverly
 142  Country House                        1042 S. White Avenue        Pomona           CA    Beverly
 180  Pensacola Health Care Facility       1717 W. Avery Street        Pensacola        FL    Beverly
 202  The Cedars Nursing Home              1242 Cedars Court           Charlottesville  VA    Beverly
 204  Sleepy Hollow Manor                  6700 Columbia Pike          Annandale        VA    Beverly
 235  Lakewood Manor                       1510 Hebron Street          Hendersonville   NC    Beverly
 248  Walnut Hill Convalescent Center      287 South Boulevard         Petersburg       VA    Beverly
 249  Battlefield Park Convalescent Center 250 Flank Road              Petersburg       VA    Beverly
 271  Colton Villa                         750 Dual Highway            Hagerstown       MD    Beverly
 272  Cumberland Villa Nursing Center      512 Winifred Road           Cumberland       MD    Beverly
 274  Westminster Nursing & Conv Center    1234 Washington Boulevard   Westminster      MD    Beverly
 325  Continental Manor of Wisconsin Dells 300 Race Street             Wisconsin Dells  WI    Beverly
 376  Tomah Care Center                    1505 Butts Avenue           Tomah            WI    Beverly
 396  Prairie Haven Nursing Home           North Highway 36            Kensington       KS    Beverly
 446  Maryville Health Care Center         524 N. Laura                Maryville        MO    Beverly
 455  Manhattan Convalescent Center        4610 S. Manhattan Avenue    Tampa            FL    Beverly
 499  Suwanee Health Care Center           1620 Helvenston Ext.        Live Oak         FL    Beverly
 518  Covington Heights Health Care Center 3900 Cathie Avenue          Sioux Falls      SD    Beverly
 796  Park Lake Nursing and Rehab          1700 Monroe Avenue, POB 1   Winter Park      FL    Beverly
 799  Andrew Care Home                     1215 South 9th Street       Minneapolis      MN    Beverly
 810  Fairbault Manor Healthcare Center    1738 Hulett Avenue N.       Fairbault        MN    Beverly
 850  Ashwood Health Care Center           500 Russell Street          Willmar          MN    Beverly
 989  Tabor Street Nursing Home            19 Tabor Street             New Bedford      MA    Beverly
 991  Cape Cod Nursing Home                27 Lewis Point Road, POB H  Buzzards Bay     MA    Beverly
1126  Jacksonville Convalescent Manor      1320 W. Braden              Jacksonville     AR    Beverly
1126  Arkansas Healthcare Nursing Center   909 Golflinks Road          Hot Springs      AR    Beverly
1305  El Paso Convalescent Center          11525 Vista del Sol Drive   El Paso          TX    Beverly
1331  Leisure Lodge of Gilmer              1704 Bradford               Gilmer           TX    Healthcare Centers of Texas
2069  Wellesley Manor Nursing Home         878 Worcester Street        Wellesley        MA    Beverly
2129  Advantage Therapy & Nursing          511 S. 13th Street          Ft. Pierce       FL    Beverly
2601  Highland Healthcare Center           2997 St. Anthony Drive      Green Bay        WI    Beverly
2602  Riverside Nursing Home               100 Scherer Avenue          Oconio           WI    Beverly
2604  Chilton Village                      810 Memorial Drive          Chilton          WI    Beverly
2606  Western Village                      1640 Shawano Avenue         Green Bay        WI    Beverly
2607  Florence Villa                       1000 Chapin Street          Florence         WI    Beverly
2628  Golden Acres                         500 Western Street          Onaga            KS    Beverly
2817  Shorewood Heights                    3710 N. Oakland Avenue      Shorewood        WI    Beverly
2818  South Shore Manor                    1916 E. Tripoli Avenue      St. Francis      WI    Beverly
2819  Greendale Health Care Center         3129 Michigan Avenue        Sheboygan        WI    Beverly
2828  Clearview Manor Conv & Rehab Center  6844 Portland Avenue        Tacoma           WA    Beverly
2853  Lantern Park Manor Nursing Home      College Dr. & Franklin Ave. Colby            KS    Beverly
2855  Oakley Manor                         615 Price Street            Oakley           KS    Beverly
2858  Highland Acres                       130 E. Lake Street          Winsted          CT    Beverly
2859  West Wynde Nursing Center            555 Saw Mill Road           West Haven       CT    Beverly
2860  Greenwood Health Center              5 Greenwood Street          Torrington       CT    Beverly
2895  Ostrander Nursing Home               Second & Minnesota Streets  Ostrander        MN    Beverly
2923  Owatonna Health Care Center          201 S.W. 18th Street        Owatonna         MN    Beverly
2930  Meadow Glade Manor                   11117 N.E. 139th Street     Battleground     WA    Eagle Healthcare Inc.
2994  Renfro Nursing Home                  1413 W. Main                Waxahachie       TX    Healthcare Centers of Texas
2856  Pleasant Manor                       301 W. Taft Avenue          Sapulpa          OK    Medi-Plex II
2857  Sunset Estates                       501 W. King Street          Maud             OK    Medi-Plex II
2947  Willow Haven                         1301 N. 5th Street          Tonkawa          OK    Medi-Plex II
 275  Wellington Manor                     9211 Stuart Lane            Clinton          MD    Global Nursing Center
1413  Texarkana Nursing Center             4920 Elizabeth Street       Texarkana        TX    BritWill HealthCare & Co.
 474  Corvallis Care Center                980 NW Spruce Street        Corvallis        OR    Pinnacle Healthcare
 475  Hillside Heights Care Center         1201 McLean Boulevard       Eugene           OR    Pinnacle Healthcare
 476  Green Valley Care Center             1735 Adkins Street          Eugene           OR    Pinnacle Healthcare
 477  Laurelhurst Care Center              2827 SE Salmon              Portland         OR    Marquis Quality Management
 753  Jacksonville Convalescent Center     730 College Street          Jacksonville     FL    BAT Enterprises
1334  Red River Haven Nursing Center       319 Terrace Road            Bogota           TX    Healthcare Centers of Texas, Inc.
2824  Extend-A-Care Torrington             225 Wyoming Avenue          Torrington       CT    Sun Health
2852  Suburban Acres Nursing Center        3901 Elysian Park Road      Marshall         TX    Marshall Healthcare, Inc.
2934  Harral's Nursing Home                820 Sprague Avenue          Buhl             ID    Northwest-BEC Corp.
2975  University Nursing Center            2030 University Drive       McKinney         TX    Healthcare Centers of Texas, Inc.
3123  Lakewood Nursing Center              285 River Avenue            Lakewood         NJ    Micheal Konig (Beverly sub-lease)
3397  Hopkins Healthcare                   724 County Road 18          Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3393  Central Care Center                  1828 Central Ave., N.E.     Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3400  La Salle Convalescent Home           1920 La Salle Avenue        Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3406  Osseo Healthcare Center              525 2nd Street SE           Osseo            MN    Health Dimensions (Beverly sub-lease)
   1  Chowchilla Convalescent Center       1010 Venture Avenue         Chowchilla       CA    Beverly
   4  Prescott (Meadow Pk, PPR Trea)       860 Dougherty Street        Prescott         AZ    Southwestern Medical Center
   5  Meridian Point                       11250 N. 92nd Street        Scottsdale       AZ    Rehab Systems
   6  San Antonio Convalescent Center      921 Nolan Street            San Antonio      TX    Living Centers of Texas
   7  Broadway Lodge                       1841 Flamingo               San Antonio      TX    Living Centers of Texas

                                                                A-1

NATIONWIDE HEALTH PROPERTIES FACILITY LIST


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
   8  Heritage House                       200 Heritage Lane           Eagle Lake       TX    Living Centers of Texas
   9  Oak Manor                            1200 Ferguson               Nacogdoches      TX    Living Centers of Texas
  10  Green Acres                          2000 Beaumont               Baytown          TX    Living Centers of Texas
  11  Allenbrook                           4109 Allenbrook Drive       Baytown          TX    Living Centers of Texas
  12  Green Acres                          625 Meadowland Street       Bridge City      TX    Living Centers of Texas
  13  Green Acres                          1302 Iverness               Huntsville       TX    Living Centers of Texas
  14  Carrollton Manor                     1618 Kirby Street           Carrollton       TX    Long Term Care of Texas
  15  Green Acres                          501 Timpson                 Center           TX    Living Centers of Texas
  16  Castle Manor                         1922 Castle Drive           Garland          TX    Living Centers of Texas
  17  Green Acres                          93 Isaacs Road              Humble           TX    Living Centers of Texas
   3  Arbors East                          5500 E. Broad Street        Columbus         OH    Arbor Healthcare
   2  Auburn Manor                         375 Glenn Avenue            Wash Ct House    OH    Horizon
  18  Boardman Community Care Ctr.         5665 South Avenue           Boardman         OH    Horizon
  19  Rosewood Manor                       935 Rosewood Drive          Gallon           OH    Horizon
  20  Horizon Village                      2473 North Road, N.E.       Warren           OH    Horizon
  21  Ro-Ker Nursing Home                  1495 South Freshley Road    Alliance         OH    Horizon
  22  Casa Delmar of Scottsdale            3333 N. Civic Center Plaza  Scottsdale       AZ    Sun Health
  23  Life Care Center of N. Glendale      13620 North 55th Avenue     Glendale         AZ    LifeCare Center of America, Inc.
  24  Life Care Center of Rochester        827 West 13th Street        Rochester        IN    LifeCare Center of America, Inc.
  25  Wabash Healthcare Center             600 Washington Street       Wabash           IN    Evergreen
  26  New Castle Healthcare Center         990 North 16th Street       New Castle       IN    Evergreen
  27  Christopher East                     4301 Washington Avenue      Evansville       IN    Evergreen
  28  Care Inn Lasalle                     1445 Chartres Street        Lasalle          IL    Evergreen
  29  Care Inn Litchfield                  1285 East Union Avenue      Litchfield       IL    Evergreen
  30  Driftwood Manor                      19700 Hesperian Blvd.       Hayward          CA    Grancare
  31  Driftwood Gilroy                     8170 Murray Avenue          Gilroy           CA    Pleasant Care
  32  Driftwood Convalescent Hospital      2065 Los Gatos-Almaden R    San Jose         CA    Grancare
  33  Driftwood Healthcare                 675 24th Avenue             Santa Cruz       CA    Grancare
  34  Hearthstone of Northern Nevada       1950 Baring Blvd.           Sparks           NV    Horizon
  35  Lifecare Center of Gwinnett          147 Lester Road             Lawrenceville    GA    LifeCare Center of America, Inc.
  36  Westview Manor                       1145 Westview               Derby            KS    Liberty
  37  Southern Arizona Rehab.              1921 West Hospital Dr.      Tucson           AZ    Continental
  38  Orange Park Conv. Ctr.               5017 E. Chapman             Orange           CA    Integrated Health Services
  39  Brookville Healthcare Center         273 Main St.                Brookville       IN    Liberty
  41  Belleville Health Care Center        2626 Wesleyan Drive         Belleville       KS    Liberty
  40  Georgian Court                       2826 Meadow Lark Dr.        San Diego        CA    Golden State Health Care Centers, Inc.
  42  Beechnut Manor                       12777 Beechnut              Houston          TX    Living Centers
  43  Breezeway                            2229 N. Carroll             Gladewater       TX    Sun Health
  44  Oak Manor-Linden                     1205 W. Houston             Linden           TX    Sun Health
  45  New Boston Nursing Center            210 Rice Street             New Boston       TX    Sun Health
  46  Sherman Nursing Center               817 West Center             Sherman          TX    Sun Health
  47  Elmwood Nursing Home                 16128 Jiles Street          Omaha            TX    Sun Health
  48  Pleasant Oaks                        1606 Memorial               Mount Pleasant   TX    Sun Health
  49  General Care Center                  111 Ussery Road             Clarksville      TN    American Health Centers
  50  Crestview Health Care Center         704 Dupree Street           Brownsville      TN    American Health Centers
  51  Four Oaks Health Care Center         1101 Persimmon Ridge Road   Jonesborough     TN    American Health Centers
  52  McNairy County Health Care Center    Highway 64 Bypass           Selmer           TN    American Health Centers
  53  Clay County Manor                    Highway 53, Pitcock Lane    Celina           TN    American Health Centers
  54  Rosewood Manor of Columbia           1400 Rosewood Drive         Columbia         TN    American Health Centers
  55  VanAyer Manor Nursing Center         640 Hannings Lane           Martin           TN    American Health Centers
  56  Lewis County Manor                   605 W. Main Street          Hohenwald        TN    American Health Centers
  57  Regent Park Manor Nursing Home       41 Libby Street             Brockton         MA    American Health Centers
  58  Kenoza Manor Convalescent Home       190 North Street            Haverhill        MA    American Health Centers
  59  Haverhill Manor Nursing Home         100 Lawrence Street         Haverhill        MA    American Health Centers
  60  Pinnacle Care Center                 1007 Johnston               Salina           KS    Liberty
  61  Oakwood Villa                        2301 Severance              Hutchinson       KS    Liberty
  62  Devonshire Acres                     1330 N. Syndey/P.O. Box 39  Sterling         CO    Chancellor Health Care, Inc.
  63  Ojai Valley Community Hospital       1306 Maricopa Highway       Ojai             CA    Brim
  64  Hacienda de Monterey                 44600 Monterey Avenue       Palm Desert      CA    ARV Housing Group, Inc.
  65  Palm Court                           44600 Monterey Avenue       Palm Desert      CA    Grancare
  66  Life Care Center of Merrimack Valley 80 Boston Road, Rte. 3A     N. Bellerica     MA    LifeCare Center of America, Inc.
  67  Retirement in at Quail Ridge         12401 Trail Oaks Drive      Oklahoma City    OK    Brim
  68  Retirement in at Forest Lane         2920 Forest Lane            Dallas           TX    Brim
  69  Richmond Beach                       19235 15th Avenue NW        Seattle          WA    Sun Health
  71  Terrace Heights Nursing Center       1100 East Nelson Rd.        Moses Lake       WA    Sun Health
  70  Lake Ridge Special Care Center       817 East Plum               Moses Lake       WA    Sun Health
  72  Bloomfield Manor                     16 Coventry Street          Bloomfield       CT    Sun Health
  73  Oakwood Care Center                  142 Bigelow Street          Brighton         MA    Sun Health
  74  Lakeland Hills Nursing Home          1919 Lakeland Hills Blvd.   Lakeland         FL    Sun Health
  75  Kinghaven Manor                      14800 King Road             Riverview        MI    ARV Housing Group, Inc.
  76  Mallard Cove Manor                   1410 Mallard Cove Manor     Sharonville      OH    ARV Housing Group, Inc.

                             OFFICER'S CERTIFICATE


          The undersigned, as the Vice President, Treasurer and Principal Financial and Accounting Officer of Nationwide Health Properties, Inc. (the "Company"), hereby certifies that, to the best of his information and belief, the representations set forth below are true and correct, and hereby affirms the accuracy of such other representations upon which O'Melveny & Myers has relied in rendering its tax opinion addressed to the Company, to which this Certificate is attached.

          1. In connection with O'Melveny & Myers' tax opinion with respect to the proposed offering of up to 1,150,000 shares of the common stock (the "Common Stock") of the Company under Form S-3, Registration Statement (File No. 33-64798), O'Melveny & Myers has been provided with representations concerning, and schedules of (a) the gross income and the estimated gross income for federal income tax purposes of the Company for calendar years 1994 and 1995, respectively (including actual and estimated dividend dates and amounts in and for calendar years 1994 and 1995), which representations and schedules evidence the Company's compliance and expected compliance with the 75%, 95% and 30% gross income tests applicable to REITs and its compliance and expected compliance with the 95% distribution requirement applicable to REITs in calendar years 1994 and 1995 and (b) the values of the assets owned by the Company at the end of the quarter commencing January 1, 1995 and ending March 31, 1995.

          2. For the Company to qualify as a REIT, no more than 50% in value of its outstanding stock may be owned, directly or "constructively" (as defined by section 544(a) and modified by section 856(h)(1)(B) of the Code), by five or fewer "individuals" (as defined by section 542(a)(2) of the Code to include certain entities) at any time during the last half of the Company's taxable year. Since its inception, the Company has satisfied the foregoing requirement. Moreover, the Company intends to monitor closely the actual ownership of its common stock so as to continue to do so.

          3. The Company has not sold or otherwise disposed of any Properties (as defined below) in the period commencing January 1, 1995 and ending March 31, 1995.

          4. Each of the Leases (as defined below) was entered into by the Company concurrently or substantially concurrently with the acquisition by the Company of the Properties with respect to such Leases.

          5. The Company has monitored, and will continue to monitor, closely any sales of the Properties so as to satisfy the 30% gross income test applicable to REITs.

          6. None of the Leases calls for rent to be received from a tenant that is attributable to personal property which is leased under, or in connection with, a lease of real property in excess of 15% of the total rent for the taxable year attributable to both the real and personal property leased under, or in connection with, such Leases.

          7. None of the Leases with respect to any Properties calls for the payment of rent based in whole or in part on the income or profits derived by any person from such Properties. Under certain of the Leases, the Company is entitled to "additional rent" measured by a specified percentage of the gross revenues (the "specified percentage") attributable to the underlying Properties in excess of gross revenues of such Properties earned during a base period (the "base period determinable amount") subject to certain limitations. This lease rental formula was designed to allow the Company to participate in the "gross revenues" of the tenant and not in such tenant's net profits or income. The "base period determinable amount" for each Lease does not depend in whole or in part on the income or profits of the tenant or any subtenant thereof. Moreover, the "specified percentage" and "base period determinable amount" for each Lease was fixed at the time the Lease was entered into and no change in "specified percentage" or "base period determinable amount" was renegotiated during the term of any Lease in a manner which had the effect of basing rent on the income or profits of the tenant or subtenant.

          8. The Company has been advised, or in each case has individually determined, that at the time each of the Leases was executed, each of the underlying Properties, with good care and maintenance, had a remaining economic life span of at least 20% in excess of its Lease term (including fixed rate or maximum minimum rent option terms) and that the expected value of each of these Properties (excluding inflation or deflation) at the end of the applicable Lease term was expected to be at least equal to 20% of each Property's initial purchase price.

          9. In those Leases which contain purchase options in favor of the tenant which provide for capped or fixed option prices, such capped or fixed option prices represent a reasonable arm's-length estimate of the fair market value of the Property subject to the purchase option at the time such option may be exercised.

          10. At the time the Leases were entered into, no improvements or modifications to the Properties were required in order to complete the Properties for their intended uses.

          11. Effective as of December 31, 1994, the Company and a wholly-owned subsidiary of the Company transferred all of their Properties located in Texas, and all of their loans secured by properties located in Texas to the MLD Texas Trust, a Delaware business trust (the "Trust"). The Company has furnished O'Melveny & Myers a true and correct copy of the Trust's Trust Agreement (the "Trust Agreement"). The Trust Agreement has not been amended or terminated. At all times since the inception of the Trust, the Company has owned 100% of the beneficial interest in the Trust. No third party has any right to obtain any kind of an interest in and to the Trust. The Trust is not a successor to any other entity. The Company intends to treat the Trust as a corporation for federal income tax purposes.

          12. The Company has operated and will continue to operate in accordance with the manner specified in the Registration Statement.

          13. The Company will take all steps, including, but not limited to, the declaration and payment of deficiency dividends, to the extent necessary to maintain its status as a REIT.

          14. Under each of the mortgage loans held by the Company during the period commencing January 1, 1995 and ending March 31, 1995, (a) amounts received or accrued, directly or indirectly, with respect to such mortgage loans are fixed, vary based on an objective index or are based on a fixed percentage or percentages of receipts or sales, including gross revenues (as determined in a manner similar to that set forth in paragraph 7 above), and do not depend in whole or in part on the net income or profits of any person; (b) at the time the commitment by the Company to make or to purchase such mortgage loans became binding on the Company, the fair market value of each property (or properties) securing each of such mortgage loans equaled or exceeded the principal amount of the loan which it (or they) secure(s); and (c) none of such mortgage loans contains any provision entitling the Company to receive a specified portion of any gain realized on the sale or exchange of the property (or properties) securing each of such mortgage loans (or of any gain which would be realized if the property were sold on a specified date) (i.e., a "shared appreciation provision").

          15. The Company has furnished O'Melveny & Myers with all factual information for purposes of or in connection with its tax opinion which, taken as a whole, is true, accurate and complete in all material respects on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

          16. Each of the statements and representations set forth in paragraphs 1-16 of the Officer's Certificate of Mark L. Desmond, dated May 11, 1995 (a copy of which is attached hereto), continues to be true and correct as of the date hereof.

          For the purposes of this Officer's Certificate, Properties means any facilities owned by the Company at any time during the period commencing January 1, 1995 and ending March 31, 1995. A list of such Properties is attached as Exhibit A. The Company leases these Properties (the "Leases") to various operators.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of this 2nd day of June, 1995.

                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland Corporation


                                 By:/s/ Mark L. Desmond
                                    ----------------------------------
                                    Mark L. Desmond
                                    Vice President, Treasurer
                                    and Principal Financial and
                                    Accounting Officer

                             OFFICER'S CERTIFICATE

          The undersigned, as the Vice President, Treasurer and Principal Financial and Accounting Officer of Nationwide Health Properties, Inc. (the "Company"), hereby certifies that, to the best of his information and belief, the representations set forth below are true and correct, and hereby affirms the accuracy of such other representations upon which O'Melveny & Myers has relied in rendering its tax opinion addressed to the Company, to which this Certificate is attached.

          1. In connection with O'Melveny & Myers' tax opinion with respect to the proposed offering of up to $100,000,000 aggregate principal amount (except that with respect to Medium-Term Notes sold at or discount, the initial offering price shall be used for purposes of such limitation) of the Company's Medium-Term Notes, under Form S-3, Registration Statement (File No. 33-54870), O'Melveny & Myers has been provided with representations concerning, and schedules of (a) the gross income and the estimated gross income for federal income tax purposes of the Company for calendar years 1994 and 1995, respectively (including actual and estimated dividend dates and amounts in and for calendar years 1994 and 1995), which representations and schedules evidence the Company's compliance and expected compliance with the 75%, 95% and 30% gross income tests applicable to REITs and its compliance and expected compliance with the 95% distribution requirement applicable to REITs in calendar years 1994 and 1995 and (b) the values of the assets owned by the Company at the end of the quarter commencing January 1, 1995 and ending March 31, 1995.

          2. For the Company to qualify as a REIT, no more than 50% in value of its outstanding stock may be owned, directly or "constructively" (as defined by section 544(a) and modified by section 856(h)(1)(B) of the Code), by five or fewer "individuals" (as defined by section 542(a)(2) of the Code to include certain entities) at any time during the last half of the Company's taxable year. Since its inception, the Company has satisfied the foregoing requirement. Moreover, the Company intends to monitor closely the actual ownership of its common stock so as to continue to do so.

          3. The Company has not sold or otherwise disposed of any Properties (as defined below) in the period commencing January 1, 1995 and ending March 31, 1995.

          4. Each of the Leases (as defined below) was entered into by the Company concurrently or substantially concurrently with the acquisition by the Company of the Properties with respect to such Leases.

          5. The Company has monitored, and will continue to monitor, closely any sales of the Properties so as to satisfy the 30% gross income test applicable to REITs.

          6. None of the Leases calls for rent to be received from a tenant that is attributable to personal property which is leased under, or in connection with, a lease of real property in excess of 15% of the total rent for the taxable year attributable to both the real and personal property leased under, or in connection with, such Leases.

          7. None of the Leases with respect to any Properties calls for the payment of rent based in whole or in part on the income or profits derived by any person from such Properties. Under certain of the Leases, the Company is entitled to "additional rent" measured by a specified percentage of the gross revenues (the "specified percentage") attributable to the underlying Properties in excess of gross revenues of such Properties earned during a base period (the "base period determinable amount") subject to certain limitations. This lease rental formula was designed to allow the Company to participate in the "gross revenues" of the tenant and not in such tenant's net profits or income. The "base period determinable amount" for each Lease does not depend in whole or in part on the income or profits of the tenant or any subtenant thereof. Moreover, the "specified percentage" and "base period determinable amount" for each Lease was fixed at the time the Lease was entered into and no change in "specified percentage" or "base period determinable amount" was renegotiated during the term of any Lease in a manner which had the effect of basing rent on the income or profits of the tenant or subtenant.

          8. The Company has been advised, or in each case has individually determined, that at the time each of the Leases was executed, each of the underlying Properties, with good care and maintenance, had a remaining economic life span of at least 20% in excess of its Lease term (including fixed rate or maximum minimum rent option terms) and that the expected value of each of these Properties (excluding inflation or deflation) at the end of the applicable Lease term was expected to be at least equal to 20% of each Property's initial purchase price.

          9. In those Leases which contain purchase options in favor of the tenant which provide for capped or fixed option prices, such capped or fixed option prices represent a reasonable arm's-length estimate of the fair market value of the Property subject to the purchase option at the time such option may be exercised.

          10. At the time the Leases were entered into, no improvements or modifications to the Properties were required in order to complete the Properties for their intended uses.

          11. Effective as of December 31, 1994, the Company and a wholly-owned subsidiary of the Company transferred all of their Properties located in Texas, and all of their loans secured by properties located in Texas to the MLD Texas Trust, a Delaware business trust (the "Trust"). The Company has furnished O'Melveny & Myers a true and correct copy of the Trust's Trust Agreement (the "Trust Agreement"). The Trust Agreement has not been amended or terminated. At all times since the inception of the Trust, the Company has owned 100% of the beneficial interest in the Trust. No third party has any right to obtain any kind of an interest in and to the Trust. The Trust is not a successor to any other entity. The Company intends to treat the Trust as a corporation for federal income tax purposes.

          12. The Company has operated and will continue to operate in accordance with the manner specified in the Registration Statement.

          13. The Company will take all steps, including, but not limited to, the declaration and payment of deficiency dividends, to the extent necessary to maintain its status as a REIT.

          14. Under each of the mortgage loans held by the Company during the period commencing January 1, 1995 and ending March 31, 1995, (a) amounts received or accrued, directly or indirectly, with respect to such mortgage loans are fixed, vary based on an objective index or are based on a fixed percentage or percentages of receipts or sales, including gross revenues (as determined in a manner similar to that set forth in paragraph 7 above), and do not depend in whole or in part on the net income or profits of any person; (b) at the time the commitment by the Company to make or to purchase such mortgage loans became binding on the Company, the fair market value of each property (or properties) securing each of such mortgage loans equaled or exceeded the principal amount of the loan which it (or they) secure(s); and (c) none of such mortgage loans contains any provision entitling the Company to receive a specified portion of any gain realized on the sale or exchange of the property (or properties) securing each of such mortgage loans (or of any gain which would be realized if the property were sold on a specified date) (i.e., a "shared appreciation provision").

          15. The Company has furnished O'Melveny & Myers with all factual information for purposes of or in connection with its tax opinion which, taken as a whole, is true, accurate and complete in all material respects on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

          16. Each of the statements and representations set forth in paragraphs 1-16 of the Officer's Certificate of Mark L.

Desmond, dated February 15, 1995 (a copy of which is attached hereto), continues to be true and correct as of the date hereof.

          For the purposes of this Officer's Certificate, Properties means any facilities owned by the Company at any time during the period commencing January 1, 1995 and ending March 31, 1995. A list of such Properties is attached as Exhibit A. The Company leases these Properties (the "Leases") to various operators.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of this 11th day of May, 1995.

                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland Corporation



                                 By: /s/ Mark L. Desmond
                                     ------------------------------------
                                     Mark L. Desmond
                                     Vice President, Treasurer
                                     and Principal Financial and
                                     Accounting Officer

                                  EXHIBIT A
NATIONWIDE HEALTH PROPERTIES FACILITY LIST (Owned 1/1/95 through 3/31/95)


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  95  Oakridge Convalescent Center         1042 Oak Drive              Richmond         IN    Beverly
  98  Petersburg Health Care Center        Pike Avenue, P.O. Box 273   Petersburg       IN    Beverly
 142  Country House                        1042 S. White Avenue        Pomona           CA    Beverly
 180  Pensacola Health Care Facility       1717 W. Avery Street        Pensacola        FL    Beverly
 202  The Cedars Nursing Home              1242 Cedars Court           Charlottesville  VA    Beverly
 204  Sleepy Hollow Manor                  6700 Columbia Pike          Annandale        VA    Beverly
 235  Lakewood Manor                       1510 Hebron Street          Hendersonville   NC    Beverly
 248  Walnut Hill Convalescent Center      287 South Boulevard         Petersburg       VA    Beverly
 249  Battlefield Park Convalescent Center 250 Flank Road              Petersburg       VA    Beverly
 271  Colton Villa                         750 Dual Highway            Hagerstown       MD    Beverly
 272  Cumberland Villa Nursing Center      512 Winifred Road           Cumberland       MD    Beverly
 274  Westminster Nursing & Conv Center    1234 Washington Boulevard   Westminster      MD    Beverly
 325  Continental Manor of Wisconsin Dells 300 Race Street             Wisconsin Dells  WI    Beverly
 376  Tomah Care Center                    1505 Butts Avenue           Tomah            WI    Beverly
 396  Prairie Haven Nursing Home           North Highway 36            Kensington       KS    Beverly
 446  Maryville Health Care Center         524 N. Laura                Maryville        MO    Beverly
 455  Manhattan Convalescent Center        4610 S. Manhattan Avenue    Tampa            FL    Beverly
 499  Suwanee Health Care Center           1620 Helvenston Ext.        Live Oak         FL    Beverly
 516  Covington Heights Health Care Center 3900 Cathie Avenue          Sioux Falls      SD    Beverly
 796  Park Lake Nursing and Rehab          1700 Monroe Avenue, POB 1   Winter Park      FL    Beverly
 799  Andrew Care Home                     1215 South 9th Street       Minneapolis      MN    Beverly
 810  Fairbault Manor Healthcare Center    1738 Hulett Avenue N.       Fairbault        MN    Beverly
 850  Ashwood Health Care Center           500 Russell Street          Willmar          MN    Beverly
 989  Tabor Street Nursing Home            19 Tabor Street             New Bedford      MA    Beverly
 991  Cape Cod Nursing Home                27 Lewis Point Road, POB H  Buzzards Bay     MA    Beverly
1126  Jacksonville Convalescent Manor      1320 W. Braden              Jacksonville     AR    Beverly
1128  Arkansas Healthcare Nursing Center   909 Golflinks Road          Hot Springs      AR    Beverly
1305  El Paso Convalescent Center          11525 Vista del Sol Drive   El Paso          TX    Beverly
1331  Leisure Lodge of Gilmer              1704 Bradford               Gilmer           TX    Healthcare Centers of Texas
2069  Wellesley Manor Nursing Home         878 Worcester Street        Wellesley        MA    Beverly
2129  Advantage Therapy & Nursing          511 S. 13th Street          Ft. Pierce       FL    Beverly
2601  Highland Healthcare Center           2997 St. Anthony Drive      Green Bay        WI    Beverly
2602  Riverside Nursing Home               100 Scherer Avenue          Oconio           WI    Beverly
2604  Chilton Village                      810 Memorial Drive          Chilton          WI    Beverly
2606  Western Village                      1640 Shawano Avenue         Green Bay        WI    Beverly
2607  Florence Villa                       1000 Chapin Street          Florence         WI    Beverly
2628  Golden Acres                         500 Western Street          Onaga            KS    Beverly
2817  Shorewood Heights                    3710 N. Oakland Avenue      Shorewood        WI    Beverly
2818  South Shore Manor                    1916 E. Tripoli Avenue      St. Francis      WI    Beverly
2819  Greendale Health Care Center         3129 Michigan Avenue        Sheboygan        WI    Beverly
2828  Clearview Manor Conv & Rehab Center  6844 Portland Avenue        Tacoma           WA    Beverly
2853  Lantern Park Manor Nursing Home      College Dr. & Franklin Ave. Colby            KS    Beverly
2855  Oakley Manor                         615 Price Street            Oakley           KS    Beverly
2858  Highland Acres                       130 E. Lake Street          Winsted          CT    Beverly
2859  West Wynde Nursing Center            555 Saw Mill Road           West Haven       CT    Beverly
2860  Greenwood Health Center              5 Greenwood Street          Torrington       CT    Beverly
2895  Ostrander Nursing Home               Second & Minnesota Streets  Ostrander        MN    Beverly
2923  Owatonna Health Care Center          201 S.W. 18th Street        Owatonna         MN    Beverly
2930  Meadow Glade Manor                   11117 N.E. 139th Street     Battleground     WA    Eagle Healthcare Inc.
2994  Renfro Nursing Home                  1413 W. Main                Waxahachie       TX    Healthcare Centers of Texas
2856  Pleasant Manor                       301 W. Taft Avenue          Sapulpa          OK    Medi-Plex II
2857  Sunset Estates                       501 W. King Street          Maud             OK    Medi-Plex II
2847  Willow Haven                         1301 N. 5th Street          Tonkawa          OK    Medi-Plex II
 275  Wellington Manor                     9211 Stuart Lane            Clinton          MD    Global Nursing Center
1413  Texarkana Nursing Center             4920 Elizabeth Street       Texarkana        TX    BritWill HealthCare & Co.
 474  Corvallis Care Center                980 NW Spruce Street        Corvallis        OR    Pinnacle Healthcare
 475  Hillside Heights Care Center         1201 McLean Boulevard       Eugene           OR    Pinnacle Healthcare
 476  Green Valley Care Center             1735 Adkins Street          Eugene           OR    Pinnacle Healthcare
 477  Laurelhurst Care Center              2827 SE Salmon              Portland         OR    Marquis Quality Management
 753  Jacksonville Convalescent Center     730 College Street          Jacksonville     FL    BAT Enterprises
1334  Red River Haven Nursing Center       319 Terrace Road            Bogota           TX    Healthcare Centers of Texas, Inc.
2824  Extend-A-Care Torrington             225 Wyoming Avenue          Torrington       CT    Sun Health
2852  Suburban Acres Nursing Center        3901 Elysian Park Road      Marshall         TX    Marshall Healthcare, Inc.
2934  Harral's Nursing Home                820 Sprague Avenue          Buhl             ID    Northwest-BEC Corp.
2975  University Nursing Center            2030 University Drive       McKinney         TX    Healthcare Centers of Texas, Inc.
3123  Lakewood Nursing Center              285 River Avenue            Lakewood         NJ    Micheal Konig (Beverly sub-lease)
3397  Hopkins Healthcare                   724 County Road 18          Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3393  Central Care Center                  1828 Central Ave., N.E.     Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3400  La Salle Convalescent Home           1920 La Salle Avenue        Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3406  Osseo Healthcare Center              525 2nd Street SE           Osseo            MN    Health Dimensions (Beverly sub-lease)
   1  Chowchilla Convalescent Center       1010 Venture Avenue         Chowchilla       CA    Beverly
   4  Prescott (Meadow Pk, PPR Trea)       860 Dougherty Street        Prescott         AZ    Southwestern Medical Center
   5  Meridian Point                       11250 N. 92nd Street        Scottsdale       AZ    Rehab Systems
   6  San Antonio Convalescent Center      921 Nolan Street            San Antonio      TX    Living Centers of Texas
   7  Broadway Lodge                       1841 Flamingo               San Antonio      TX    Living Centers of Texas

NATIONWIDE HEALTH PROPERTIES FACILITY LIST


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
   8  Heritage House                       200 Heritage Lane           Eagle Lake       TX    Living Centers of Texas
   9  Oak Manor                            1200 Ferguson               Nacogdoches      TX    Living Centers of Texas
  10  Green Acres                          2000 Beaumont               Baytown          TX    Living Centers of Texas
  11  Allenbrook                           4109 Allenbrook Drive       Baytown          TX    Living Centers of Texas
  12  Green Acres                          625 Meadowland Street       Bridge City      TX    Living Centers of Texas
  13  Green Acres                          1302 Iverness               Huntsville       TX    Living Centers of Texas
  14  Carrollton Manor                     1618 Kirby Street           Carrollton       TX    Long Term Care of Texas
  15  Green Acres                          501 Timpson                 Center           TX    Living Centers of Texas
  16  Castle Manor                         1922 Castle Drive           Garland          TX    Living Centers of Texas
  17  Green Acres                          93 Isaacs Road              Humble           TX    Living Centers of Texas
   3  Arbors East                          5500 E. Broad Street        Columbus         OH    Arbor Healthcare
   2  Auburn Manor                         375 Glenn Avenue            Wash Ct House    OH    Horizon
  18  Boardman Community Care Ctr.         5665 South Avenue           Boardman         OH    Horizon
  19  Rosewood Manor                       935 Rosewood Drive          Gallon           OH    Horizon
  20  Horizon Village                      2473 North Road, N.E.       Warren           OH    Horizon
  21  Ro-Ker Nursing Home                  1495 South Freshley Road    Alliance         OH    Horizon
  22  Casa Delmar of Scottsdale            3333 N. Civic Center Plaza  Scottsdale       AZ    Sun Health
  23  Life Care Center of N. Glendale      13620 North 55th Avenue     Glendale         AZ    LifeCare Center of America, Inc.
  24  Life Care Center of Rochester        827 West 13th Street        Rochester        IN    LifeCare Center of America, Inc.
  25  Wabash Healthcare Center             600 Washington Street       Wabash           IN    Evergreen
  26  New Castle Healthcare Center         990 North 16th Street       New Castle       IN    Evergreen
  27  Christopher East                     4301 Washington Avenue      Evansville       IN    Evergreen
  28  Care Inn Lasalle                     1445 Chartres Street        Lasalle          IL    Evergreen
  29  Care Inn Litchfield                  1285 East Union Avenue      Litchfield       IL    Evergreen
  30  Driftwood Manor                      19700 Hesperian Blvd.       Hayward          CA    Grancare
  31  Driftwood Gilroy                     8170 Murray Avenue          Gilroy           CA    Pleasant Care
  32  Driftwood Convalescent Hospital      2065 Los Gatos-Almaden R    San Jose         CA    Grancare
  33  Driftwood Healthcare                 675 24th Avenue             Santa Cruz       CA    Grancare
  34  Hearthstone of Northern Nevada       1950 Baring Blvd.           Sparks           NV    Horizon
  35  Lifecare Center of Gwinnett          147 Lester Road             Lawrenceville    GA    LifeCare Center of America, Inc.
  36  Westview Manor                       1145 Westview               Derby            KS    Liberty
  37  Southern Arizona Rehab.              1921 West Hospital Dr.      Tucson           AZ    Continental
  38  Orange Park Conv. Ctr.               5017 E. Chapman             Orange           CA    Integrated Health Services
  39  Brookville Healthcare Center         273 Main St.                Brookville       IN    Liberty
  41  Belleville Health Care Center        2626 Wesleyan Drive         Belleville       KS    Liberty
  40  Georgian Court                       2826 Meadow Lark Dr.        San Diego        CA    Golden State Health Care Centers, Inc.
  42  Beechnut Manor                       12777 Beechnut              Houston          TX    Living Centers
  43  Breezeway                            2229 N. Carroll             Gladewater       TX    Sun Health
  44  Oak Manor-Linden                     1205 W. Houston             Linden           TX    Sun Health
  45  New Boston Nursing Center            210 Rice Street             New Boston       TX    Sun Health
  46  Sherman Nursing Center               817 West Center             Sherman          TX    Sun Health
  47  Elmwood Nursing Home                 16128 Jiles Street          Omaha            TX    Sun Health
  48  Pleasant Oaks                        1606 Memorial               Mount Pleasant   TX    Sun Health
  49  General Care Center                  111 Ussery Road             Clarksville      TN    American Health Centers
  50  Crestview Health Care Center         704 Dupree Street           Brownsville      TN    American Health Centers
  51  Four Oaks Health Care Center         1101 Persimmon Ridge Road   Jonesborough     TN    American Health Centers
  52  McNairy County Health Care Center    Highway 64 Bypass           Selmer           TN    American Health Centers
  53  Clay County Manor                    Highway 53, Pitcock Lane    Celina           TN    American Health Centers
  54  Rosewood Manor of Columbia           1400 Rosewood Drive         Columbia         TN    American Health Centers
  55  VanAyer Manor Nursing Center         640 Hannings Lane           Martin           TN    American Health Centers
  56  Lewis County Manor                   605 W. Main Street          Hohenwald        TN    American Health Centers
  57  Regent Park Manor Nursing Home       41 Libby Street             Brockton         MA    American Health Centers
  58  Kenoza Manor Convalescent Home       190 North Street            Haverhill        MA    American Health Centers
  59  Haverhill Manor Nursing Home         100 Lawrence Street         Haverhill        MA    American Health Centers
  60  Pinnacle Care Center                 1007 Johnston               Salina           KS    Liberty
  61  Oakwood Villa                        2301 Severance              Hutchinson       KS    Liberty
  62  Devonshire Acres                     1330 N. Syndey/P.O. Box 39  Sterling         CO    Chancellor Health Care, Inc.
  63  Ojai Valley Community Hospital       1306 Maricopa Highway       Ojai             CA    Brim
  64  Hacienda de Monterey                 44600 Monterey Avenue       Palm Desert      CA    ARV Housing Group, Inc.
  65  Palm Court                           44600 Monterey Avenue       Palm Desert      CA    Grancare
  66  Life Care Center of Merrimack Valley 80 Boston Road, Rte. 3A     N. Bellerica     MA    LifeCare Center of America, Inc.
  67  Retirement in at Quail Ridge         12401 Trail Oaks Drive      Oklahoma City    OK    Brim
  68  Retirement in at Forest Lane         2920 Forest Lane            Dallas           TX    Brim
  69  Richmond Beach                       19235 15th Avenue NW        Seattle          WA    Sun Health
  71  Terrace Heights Nursing Center       1100 East Nelson Rd.        Moses Lake       WA    Sun Health
  70  Lake Ridge Special Care Center       817 East Plum               Moses Lake       WA    Sun Health
  72  Bloomfield Manor                     16 Coventry Street          Bloomfield       CT    Sun Health
  73  Oakwood Care Center                  142 Bigelow Street          Brighton         MA    Sun Health
  74  Lakeland Hills Nursing Home          1919 Lakeland Hills Blvd.   Lakeland         FL    Sun Health
  75  Kinghaven Manor                      14800 King Road             Riverview        MI    ARV Housing Group, Inc.
  76  Mallard Cove Manor                   1410 Mallard Cove Manor     Sharonville      OH    ARV Housing Group, Inc.

                 [LETTEHEAD OF O'MELVENY & MYERS APPEARS HERE]

                                   May
                                   11th
                                   1 9 9 5

Nationwide Health Properties, Inc.                          614,055-026
4675 MacArthur Court, Suite 1170                            NB1-224893.V1
Newport Beach, California  92660

          Re: Nationwide Health Properties, Inc. - Form S-3 Registration Statement (File No. 33-54870)

Gentlemen:

          In connection with the proposed offering of up to $100,000,000 aggregate principal amount (except that with respect to Medium-Term Notes sold at a discount, the initial offering price shall be used for purposes of such limitation) of Medium-Term Notes (the "Notes") of Nationwide Health Properties, Inc., a Maryland corporation (the "Company"), under the above Registration Statement, you have requested our opinion whether the Company qualified as a real estate investment trust (a "REIT") under sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), for its taxable year ended December 31, 1994 and whether it will continue to so qualify if it operates subsequent to March 31, 1995 in the same manner as it has prior to that date. You have also asked our opinion whether the Company should be treated as the owner of the properties listed in Exhibit A attached hereto (the "Properties") for federal income tax purposes and whether the leases with respect to such Properties (the "Leases") should be treated as true leases, and not financing arrangements, for such purposes.

          As of February 15, 1995, we delivered our opinion (the "2/15/95 Opinion") concerning the qualification of the Company as a REIT for its taxable year ended December 31, 1994 and its continuing qualifications as a REIT if it operated subsequent to December 31, 1994 in the same manner as it had prior to that date. A copy of the 2/15/95 Opinion is attached hereto. The 2/15/95 Opinion, and the certificates, documents and other materials referred to therein, are hereby incorporated by reference. Since February 15, 1995, there have been delivered to

Page 2--Nationwide Health Properties, Inc.--May 11, 1995

us certain certificates and schedules prepared and executed by Company personnel, setting forth certain factual representations regarding the Company and its assets and operations. This opinion specifically relies on such documents, certificates and schedules and assumes that the facts represented therein will not change in any material way so long as the Company seeks to qualify as a REIT.

          On the basis of the foregoing and subject to all of the qualifications, conditions and factual assumptions set forth in the 2/15/95 Opinion, we are of the opinion that for the calendar year 1994, the Company met each of the requirements for qualification as a REIT, and if the Company operates subsequent to March 31, 1995 in the same manner as it has prior to such date, it will continue to so qualify, provided that the various tests for qualification as a REIT relating to its income, assets, distributions, ownership and certain administrative matters are satisfied in those years. However, we are unable to opine whether the Company will actually continue to qualify as a REIT because such qualification will depend on future transactions and events which cannot be known at this time.

          We also wish to advise you that on the basis of and in reliance on the foregoing and on the facts set forth in the Prospectus, dated January 8, 1993, and the Prospectus Supplement, dated February 15, 1995, relating to the Notes, it is the opinion of O'Melveny & Myers that under current law, including relevant statutes, regulations, and judicial and administrative precedent (which law is subject to change on a retroactive basis), a court, more likely than not, would hold that the Company would be treated as the owner of the Properties for federal income tax purposes and the Leases would be treated as true leases, and not financing arrangements, for such purposes. You should be aware that this opinion is not binding on the Internal Revenue Service and no assurance can be given that the Internal Revenue Service may not successfully challenge the conclusions set forth in this opinion. If the Internal Revenue Service successfully challenged such conclusions, the Company would not be entitled to claim depreciation with respect to the Properties and might be compelled to make deficiency dividends to satisfy the 95% dividend distribution requirement or lose its REIT status.

                              Respectfully submitted,

                              /s/ O'Melveny & Myers

                                  EXHIBIT A

NATIONWIDE HEALTH PROPERTIES FACILITY LIST (Owned 1/1/95 through 3/31/95)


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  95  Oakridge Convalescent Center         1042 Oak Drive              Richmond         IN    Beverly
  98  Petersburg Health Care Center        Pike Avenue, P.O. Box 273   Petersburg       IN    Beverly
 142  Country House                        1042 S. White Avenue        Pomona           CA    Beverly
 180  Pensacola Health Care Facility       1717 W. Avery Street        Pensacola        FL    Beverly
 202  The Cedars Nursing Home              1242 Cedars Court           Charlottesville  VA    Beverly
 204  Sleepy Hollow Manor                  6700 Columbia Pike          Annandale        VA    Beverly
 235  Lakewood Manor                       1510 Hebron Street          Hendersonville   NC    Beverly
 248  Walnut Hill Convalescent Center      287 South Boulevard         Petersburg       VA    Beverly
 249  Battlefield Park Convalescent Center 250 Flank Road              Petersburg       VA    Beverly
 271  Colton Villa                         750 Dual Highway            Hagerstown       MD    Beverly
 272  Cumberland Villa Nursing Center      512 Winifred Road           Cumberland       MD    Beverly
 274  Westminster Nursing & Conv Center    1234 Washington Boulevard   Westminster      MD    Beverly
 325  Continental Manor of Wisconsin Dells 300 Race Street             Wisconsin Dells  WI    Beverly
 376  Tomah Care Center                    1505 Butts Avenue           Tomah            WI    Beverly
 396  Prairie Haven Nursing Home           North Highway 36            Kensington       KS    Beverly
 446  Maryville Health Care Center         524 N. Laura                Maryville        MO    Beverly
 455  Manhattan Convalescent Center        4610 S. Manhattan Avenue    Tampa            FL    Beverly
 499  Suwanee Health Care Center           1620 Helvenston Ext.        Live Oak         FL    Beverly
 516  Covington Heights Health Care Center 3900 Cathie Avenue          Sioux Falls      SD    Beverly
 796  Park Lake Nursing and Rehab          1700 Monroe Avenue, POB 1   Winter Park      FL    Beverly
 799  Andrew Care Home                     1215 South 9th Street       Minneapolis      MN    Beverly
 810  Fairbault Manor Healthcare Center    1738 Hulett Avenue N.       Fairbault        MN    Beverly
 850  Ashwood Health Care Center           500 Russell Street          Willmar          MN    Beverly
 989  Tabor Street Nursing Home            19 Tabor Street             New Bedford      MA    Beverly
 991  Cape Cod Nursing Home                27 Lewis Point Road, POB H  Buzzards Bay     MA    Beverly
1126  Jacksonville Convalescent Manor      1320 W. Braden              Jacksonville     AR    Beverly
1128  Arkansas Healthcare Nursing Center   909 Golflinks Road          Hot Springs      AR    Beverly
1305  El Paso Convalescent Center          11525 Vista del Sol Drive   El Paso          TX    Beverly
1331  Leisure Lodge of Gilmer              1704 Bradford               Gilmer           TX    Healthcare Centers of Texas
2069  Wellesley Manor Nursing Home         878 Worcester Street        Wellesley        MA    Beverly
2129  Advantage Therapy & Nursing          511 S. 13th Street          Ft. Pierce       FL    Beverly
2601  Highland Healthcare Center           2997 St. Anthony Drive      Green Bay        WI    Beverly
2602  Riverside Nursing Home               100 Scherer Avenue          Oconio           WI    Beverly
2604  Chilton Village                      810 Memorial Drive          Chilton          WI    Beverly
2606  Western Village                      1640 Shawano Avenue         Green Bay        WI    Beverly
2607  Florence Villa                       1000 Chapin Street          Florence         WI    Beverly
2628  Golden Acres                         500 Western Street          Onaga            KS    Beverly
2817  Shorewood Heights                    3710 N. Oakland Avenue      Shorewood        WI    Beverly
2818  South Shore Manor                    1916 E. Tripoli Avenue      St. Francis      WI    Beverly
2819  Greendale Health Care Center         3129 Michigan Avenue        Sheboygan        WI    Beverly
2828  Clearview Manor Conv & Rehab Center  6844 Portland Avenue        Tacoma           WA    Beverly
2853  Lantern Park Manor Nursing Home      College Dr. & Franklin Ave. Colby            KS    Beverly
2855  Oakley Manor                         615 Price Street            Oakley           KS    Beverly
2858  Highland Acres                       130 E. Lake Street          Winsted          CT    Beverly
2859  West Wynde Nursing Center            555 Saw Mill Road           West Haven       CT    Beverly
2860  Greenwood Health Center              5 Greenwood Street          Torrington       CT    Beverly
2895  Ostrander Nursing Home               Second & Minnesota Streets  Ostrander        MN    Beverly
2923  Owatonna Health Care Center          201 S.W. 18th Street        Owatonna         MN    Beverly
2930  Meadow Glade Manor                   11117 N.E. 139th Street     Battleground     WA    Eagle Healthcare Inc.
2994  Renfro Nursing Home                  1413 W. Main                Waxahachie       TX    Healthcare Centers of Texas
2856  Pleasant Manor                       301 W. Taft Avenue          Sapulpa          OK    Medi-Plex II
2857  Sunset Estates                       501 W. King Street          Maud             OK    Medi-Plex II
2847  Willow Haven                         1301 N. 5th Street          Tonkawa          OK    Medi-Plex II
 275  Wellington Manor                     9211 Stuart Lane            Clinton          MD    Global Nursing Center
1413  Texarkana Nursing Center             4920 Elizabeth Street       Texarkana        TX    BritWill HealthCare & Co.
 474  Corvallis Care Center                980 NW Spruce Street        Corvallis        OR    Pinnacle Healthcare
 475  Hillside Heights Care Center         1201 McLean Boulevard       Eugene           OR    Pinnacle Healthcare
 476  Green Valley Care Center             1735 Adkins Street          Eugene           OR    Pinnacle Healthcare
 477  Laurelhurst Care Center              2827 SE Salmon              Portland         OR    Marquis Quality Management
 753  Jacksonville Convalescent Center     730 College Street          Jacksonville     FL    BAT Enterprises
1334  Red River Haven Nursing Center       319 Terrace Road            Bogota           TX    Healthcare Centers of Texas, Inc.
2824  Extend-A-Care Torrington             225 Wyoming Avenue          Torrington       CT    Sun Health
2852  Suburban Acres Nursing Center        3901 Elysian Park Road      Marshall         TX    Marshall Healthcare, Inc.
2934  Harral's Nursing Home                820 Sprague Avenue          Buhl             ID    Northwest-BEC Corp.
2975  University Nursing Center            2030 University Drive       McKinney         TX    Healthcare Centers of Texas, Inc.
3123  Lakewood Nursing Center              285 River Avenue            Lakewood         NJ    Micheal Konig (Beverly sub-lease)
3397  Hopkins Healthcare                   724 County Road 18          Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3393  Central Care Center                  1828 Central Ave., N.E.     Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3400  La Salle Convalescent Home           1920 La Salle Avenue        Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3406  Osseo Healthcare Center              525 2nd Street SE           Osseo            MN    Health Dimensions (Beverly sub-lease)
   1  Chowchilla Convalescent Center       1010 Venture Avenue         Chowchilla       CA    Beverly
   4  Prescott (Meadow Pk, PPR Trea)       860 Dougherty Street        Prescott         AZ    Southwestern Medical Center
   5  Meridian Point                       11250 N. 92nd Street        Scottsdale       AZ    Rehab Systems
   6  San Antonio Convalescent Center      921 Nolan Street            San Antonio      TX    Living Centers of Texas
   7  Broadway Lodge                       1841 Flamingo               San Antonio      TX    Living Centers of Texas

NATIONWIDE HEALTH PROPERTIES FACILITY LIST


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
   8  Heritage House                       200 Heritage Lane           Eagle Lake       TX    Living Centers of Texas
   9  Oak Manor                            1200 Ferguson               Nacogdoches      TX    Living Centers of Texas
  10  Green Acres                          2000 Beaumont               Baytown          TX    Living Centers of Texas
  11  Allenbrook                           4109 Allenbrook Drive       Baytown          TX    Living Centers of Texas
  12  Green Acres                          625 Meadowland Street       Bridge City      TX    Living Centers of Texas
  13  Green Acres                          1302 Iverness               Huntsville       TX    Living Centers of Texas
  14  Carrollton Manor                     1618 Kirby Street           Carrollton       TX    Long Term Care of Texas
  15  Green Acres                          501 Timpson                 Center           TX    Living Centers of Texas
  16  Castle Manor                         1922 Castle Drive           Garland          TX    Living Centers of Texas
  17  Green Acres                          93 Isaacs Road              Humble           TX    Living Centers of Texas
   3  Arbors East                          5500 E. Broad Street        Columbus         OH    Arbor Healthcare
   2  Auburn Manor                         375 Glenn Avenue            Wash Ct House    OH    Horizon
  18  Boardman Community Care Ctr.         5665 South Avenue           Boardman         OH    Horizon
  19  Rosewood Manor                       935 Rosewood Drive          Gallon           OH    Horizon
  20  Horizon Village                      2473 North Road, N.E.       Warren           OH    Horizon
  21  Ro-Ker Nursing Home                  1495 South Freshley Road    Alliance         OH    Horizon
  22  Casa Delmar of Scottsdale            3333 N. Civic Center Plaza  Scottsdale       AZ    Sun Health
  23  Life Care Center of N. Glendale      13620 North 55th Avenue     Glendale         AZ    LifeCare Center of America, Inc.
  24  Life Care Center of Rochester        827 West 13th Street        Rochester        IN    LifeCare Center of America, Inc.
  25  Wabash Healthcare Center             600 Washington Street       Wabash           IN    Evergreen
  26  New Castle Healthcare Center         990 North 16th Street       New Castle       IN    Evergreen
  27  Christopher East                     4301 Washington Avenue      Evansville       IN    Evergreen
  28  Care Inn Lasalle                     1445 Chartres Street        Lasalle          IL    Evergreen
  29  Care Inn Litchfield                  1285 East Union Avenue      Litchfield       IL    Evergreen
  30  Driftwood Manor                      19700 Hesperian Blvd.       Hayward          CA    Grancare
  31  Driftwood Gilroy                     8170 Murray Avenue          Gilroy           CA    Pleasant Care
  32  Driftwood Convalescent Hospital      2065 Los Gatos-Almaden R    San Jose         CA    Grancare
  33  Driftwood Healthcare                 675 24th Avenue             Santa Cruz       CA    Grancare
  34  Hearthstone of Northern Nevada       1950 Baring Blvd.           Sparks           NV    Horizon
  35  Lifecare Center of Gwinnett          147 Lester Road             Lawrenceville    GA    LifeCare Center of America, Inc.
  36  Westview Manor                       1145 Westview               Derby            KS    Liberty
  37  Southern Arizona Rehab.              1921 West Hospital Dr.      Tucson           AZ    Continental
  38  Orange Park Conv. Ctr.               5017 E. Chapman             Orange           CA    Integrated Health Services
  39  Brookville Healthcare Center         273 Main St.                Brookville       IN    Liberty
  41  Belleville Health Care Center        2626 Wesleyan Drive         Belleville       KS    Liberty
  40  Georgian Court                       2826 Meadow Lark Dr.        San Diego        CA    Golden State Health Care Centers, Inc.
  42  Beechnut Manor                       12777 Beechnut              Houston          TX    Living Centers
  43  Breezeway                            2229 N. Carroll             Gladewater       TX    Sun Health
  44  Oak Manor-Linden                     1205 W. Houston             Linden           TX    Sun Health
  45  New Boston Nursing Center            210 Rice Street             New Boston       TX    Sun Health
  46  Sherman Nursing Center               817 West Center             Sherman          TX    Sun Health
  47  Elmwood Nursing Home                 16128 Jiles Street          Omaha            TX    Sun Health
  48  Pleasant Oaks                        1606 Memorial               Mount Pleasant   TX    Sun Health
  49  General Care Center                  111 Ussery Road             Clarksville      TN    American Health Centers
  50  Crestview Health Care Center         704 Dupree Street           Brownsville      TN    American Health Centers
  51  Four Oaks Health Care Center         1101 Persimmon Ridge Road   Jonesborough     TN    American Health Centers
  52  McNairy County Health Care Center    Highway 64 Bypass           Selmer           TN    American Health Centers
  53  Clay County Manor                    Highway 53, Pitcock Lane    Celina           TN    American Health Centers
  54  Rosewood Manor of Columbia           1400 Rosewood Drive         Columbia         TN    American Health Centers
  55  VanAyer Manor Nursing Center         640 Hannings Lane           Martin           TN    American Health Centers
  56  Lewis County Manor                   605 W. Main Street          Hohenwald        TN    American Health Centers
  57  Regent Park Manor Nursing Home       41 Libby Street             Brockton         MA    American Health Centers
  58  Kenoza Manor Convalescent Home       190 North Street            Haverhill        MA    American Health Centers
  59  Haverhill Manor Nursing Home         100 Lawrence Street         Haverhill        MA    American Health Centers
  60  Pinnacle Care Center                 1007 Johnston               Salina           KS    Liberty
  61  Oakwood Villa                        2301 Severance              Hutchinson       KS    Liberty
  62  Devonshire Acres                     1330 N. Syndey/P.O. Box 39  Sterling         CO    Chancellor Health Care, Inc.
  63  Ojai Valley Community Hospital       1306 Maricopa Highway       Ojai             CA    Brim
  64  Hacienda de Monterey                 44600 Monterey Avenue       Palm Desert      CA    ARV Housing Group, Inc.
  65  Palm Court                           44600 Monterey Avenue       Palm Desert      CA    Grancare
  66  Life Care Center of Merrimack Valley 80 Boston Road, Rte. 3A     N. Bellerica     MA    LifeCare Center of America, Inc.
  67  Retirement in at Quail Ridge         12401 Trail Oaks Drive      Oklahoma City    OK    Brim
  68  Retirement in at Forest Lane         2920 Forest Lane            Dallas           TX    Brim
  69  Richmond Beach                       19235 15th Avenue NW        Seattle          WA    Sun Health
  71  Terrace Heights Nursing Center       1100 East Nelson Rd.        Moses Lake       WA    Sun Health
  70  Lake Ridge Special Care Center       817 East Plum               Moses Lake       WA    Sun Health
  72  Bloomfield Manor                     16 Coventry Street          Bloomfield       CT    Sun Health
  73  Oakwood Care Center                  142 Bigelow Street          Brighton         MA    Sun Health
  74  Lakeland Hills Nursing Home          1919 Lakeland Hills Blvd.   Lakeland         FL    Sun Health
  75  Kinghaven Manor                      14800 King Road             Riverview        MI    ARV Housing Group, Inc.
  76  Mallard Cove Manor                   1410 Mallard Cove Manor     Sharonville      OH    ARV Housing Group, Inc.

                             OFFICER'S CERTIFICATE

          The undersigned, as the Vice President, Treasurer and Principal Financial and Accounting Officer of Nationwide Health Properties, Inc. (the "Company"), hereby certifies that, to the best of his information and belief, the representations set forth below are true and correct, and hereby affirms the accuracy of such other representations upon which O'Melveny & Myers has relied in rendering its tax opinion addressed to the Company, to which this Certificate is attached.

          1. In connection with O'Melveny & Myers' tax opinion with respect to the proposed offering of up to $100,000,000 aggregate principal amount (except that with respect to Medium-Term Notes sold at or discount, the initial offering price shall be used for purposes of such limitation) of the Company's Medium-Term Notes, under Form S-3, Registration Statement (File No. 33-54870), O'Melveny & Myers has been provided with representations concerning, and schedules of (a) the gross income and the estimated gross income for federal income tax purposes of the Company for calendar years 1994 and 1995, respectively (including actual and estimated dividend dates and amounts in and for calendar years 1994 and 1995), which representations and schedules evidence the Company's compliance and expected compliance with the 75%, 95% and 30% gross income tests applicable to REITs and its compliance and expected compliance with the 95% distribution requirement applicable to REITs in calendar years 1994 and 1995 and (b) the values of the assets owned by the Company at the end of the quarter commencing January 1, 1995 and ending March 31, 1995.

          2. For the Company to qualify as a REIT, no more than 50% in value of its outstanding stock may be owned, directly or "constructively" (as defined by section 544(a) and modified by section 856(h)(1)(B) of the Code), by five or fewer "individuals" (as defined by section 542(a)(2) of the Code to include certain entities) at any time during the last half of the Company's taxable year. Since its inception, the Company has satisfied the foregoing requirement. Moreover, the Company intends to monitor closely the actual ownership of its common stock so as to continue to do so.

          3. The Company has not sold or otherwise disposed of any Properties (as defined below) in the period commencing January 1, 1995 and ending March 31, 1995.

          4. Each of the Leases (as defined below) was entered into by the Company concurrently or substantially concurrently with the acquisition by the Company of the Properties with respect to such Leases.

          5. The Company has monitored, and will continue to monitor, closely any sales of the Properties so as to satisfy the 30% gross income test applicable to REITs.

          6. None of the Leases calls for rent to be received from a tenant that is attributable to personal property which is leased under, or in connection with, a lease of real property in excess of 15% of the total rent for the taxable year attributable to both the real and personal property leased under, or in connection with, such Leases.

          7. None of the Leases with respect to any Properties calls for the payment of rent based in whole or in part on the income or profits derived by any person from such Properties. Under certain of the Leases, the Company is entitled to "additional rent" measured by a specified percentage of the gross revenues (the "specified percentage") attributable to the underlying Properties in excess of gross revenues of such Properties earned during a base period (the "base period determinable amount") subject to certain limitations. This lease rental formula was designed to allow the Company to participate in the "gross revenues" of the tenant and not in such tenant's net profits or income. The "base period determinable amount" for each Lease does not depend in whole or in part on the income or profits of the tenant or any subtenant thereof. Moreover, the "specified percentage" and "base period determinable amount" for each Lease was fixed at the time the Lease was entered into and no change in "specified percentage" or "base period determinable amount" was renegotiated during the term of any Lease in a manner which had the effect of basing rent on the income or profits of the tenant or subtenant.

          8. The Company has been advised, or in each case has individually determined, that at the time each of the Leases was executed, each of the underlying Properties, with good care and maintenance, had a remaining economic life span of at least 20% in excess of its Lease term (including fixed rate or maximum minimum rent option terms) and that the expected value of each of these Properties (excluding inflation or deflation) at the end of the applicable Lease term was expected to be at least equal to 20% of each Property's initial purchase price.

          9. In those Leases which contain purchase options in favor of the tenant which provide for capped or fixed option prices, such capped or fixed option prices represent a reasonable arm's-length estimate of the fair market value of the Property subject to the purchase option at the time such option may be exercised.

          10. At the time the Leases were entered into, no improvements or modifications to the Properties were required in order to complete the Properties for their intended uses.

          11. Effective as of December 31, 1994, the Company and a wholly-owned subsidiary of the Company transferred all of their Properties located in Texas, and all of their loans secured by properties located in Texas to the MLD Texas Trust, a Delaware business trust (the "Trust"). The Company has furnished O'Melveny & Myers a true and correct copy of the Trust's Trust Agreement (the "Trust Agreement"). The Trust Agreement has not been amended or terminated. At all times since the inception of the Trust, the Company has owned 100% of the beneficial interest in the Trust. No third party has any right to obtain any kind of an interest in and to the Trust. The Trust is not a successor to any other entity. The Company intends to treat the Trust as a corporation for federal income tax purposes.

          12. The Company has operated and will continue to operate in accordance with the manner specified in the Registration Statement.

          13. The Company will take all steps, including, but not limited to, the declaration and payment of deficiency dividends, to the extent necessary to maintain its status as a REIT.

          14. Under each of the mortgage loans held by the Company during the period commencing January 1, 1995 and ending March 31, 1995, (a) amounts received or accrued, directly or indirectly, with respect to such mortgage loans are fixed, vary based on an objective index or are based on a fixed percentage or percentages of receipts or sales, including gross revenues (as determined in a manner similar to that set forth in paragraph 7 above), and do not depend in whole or in part on the net income or profits of any person; (b) at the time the commitment by the Company to make or to purchase such mortgage loans became binding on the Company, the fair market value of each property (or properties) securing each of such mortgage loans equaled or exceeded the principal amount of the loan which it (or they) secure(s); and (c) none of such mortgage loans contains any provision entitling the Company to receive a specified portion of any gain realized on the sale or exchange of the property (or properties) securing each of such mortgage loans (or of any gain which would be realized if the property were sold on a specified date) (i.e., a "shared appreciation provision").

          15. The Company has furnished O'Melveny & Myers with all factual information for purposes of or in connection with its tax opinion which, taken as a whole, is true, accurate and complete in all material respects on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

          16. Each of the statements and representations set forth in paragraphs 1-16 of the Officer's Certificate of Mark L.

Desmond, dated February 15, 1995 (a copy of which is attached hereto), continues to be true and correct as of the date hereof.

          For the purposes of this Officer's Certificate, Properties means any facilities owned by the Company at any time during the period commencing January 1, 1995 and ending March 31, 1995. A list of such Properties is attached as Exhibit A. The Company leases these Properties (the "Leases") to various operators.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of this 11th day of May, 1995.

                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland Corporation



                                 By:     /s/ Mark L. Desmond
                                    ------------------------------------
                                    Mark L. Desmond
                                    Vice President, Treasurer
                                    and Principal Financial and
                                    Accounting Officer

                                  EXHIBIT A

NATIONWIDE HEALTH PROPERTIES FACILITY LIST (Owned 1/1/95 through 3/31/95)


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  95  Oakridge Convalescent Center         1042 Oak Drive              Richmond         IN    Beverly
  98  Petersburg Health Care Center        Pike Avenue, P.O. Box 273   Petersburg       IN    Beverly
 142  Country House                        1042 S. White Avenue        Pomona           CA    Beverly
 180  Pensacola Health Care Facility       1717 W. Avery Street        Pensacola        FL    Beverly
 202  The Cedars Nursing Home              1242 Cedars Court           Charlottesville  VA    Beverly
 204  Sleepy Hollow Manor                  6700 Columbia Pike          Annandale        VA    Beverly
 235  Lakewood Manor                       1510 Hebron Street          Hendersonville   NC    Beverly
 248  Walnut Hill Convalescent Center      287 South Boulevard         Petersburg       VA    Beverly
 249  Battlefield Park Convalescent Center 250 Flank Road              Petersburg       VA    Beverly
 271  Colton Villa                         750 Dual Highway            Hagerstown       MD    Beverly
 272  Cumberland Villa Nursing Center      512 Winifred Road           Cumberland       MD    Beverly
 274  Westminster Nursing & Conv Center    1234 Washington Boulevard   Westminster      MD    Beverly
 325  Continental Manor of Wisconsin Dells 300 Race Street             Wisconsin Dells  WI    Beverly
 376  Tomah Care Center                    1505 Butts Avenue           Tomah            WI    Beverly
 396  Prairie Haven Nursing Home           North Highway 36            Kensington       KS    Beverly
 446  Maryville Health Care Center         524 N. Laura                Maryville        MO    Beverly
 455  Manhattan Convalescent Center        4610 S. Manhattan Avenue    Tampa            FL    Beverly
 499  Suwanee Health Care Center           1620 Helvenston Ext.        Live Oak         FL    Beverly
 516  Covington Heights Health Care Center 3900 Cathie Avenue          Sioux Falls      SD    Beverly
 796  Park Lake Nursing and Rehab          1700 Monroe Avenue, POB 1   Winter Park      FL    Beverly
 799  Andrew Care Home                     1215 South 9th Street       Minneapolis      MN    Beverly
 810  Fairbault Manor Healthcare Center    1738 Hulett Avenue N.       Fairbault        MN    Beverly
 850  Ashwood Health Care Center           500 Russell Street          Willmar          MN    Beverly
 989  Tabor Street Nursing Home            19 Tabor Street             New Bedford      MA    Beverly
 991  Cape Cod Nursing Home                27 Lewis Point Road, POB H  Buzzards Bay     MA    Beverly
1126  Jacksonville Convalescent Manor      1320 W. Braden              Jacksonville     AR    Beverly
1128  Arkansas Healthcare Nursing Center   909 Golflinks Road          Hot Springs      AR    Beverly
1305  El Paso Convalescent Center          11525 Vista del Sol Drive   El Paso          TX    Beverly
1331  Leisure Lodge of Gilmer              1704 Bradford               Gilmer           TX    Healthcare Centers of Texas
2069  Wellesley Manor Nursing Home         878 Worcester Street        Wellesley        MA    Beverly
2129  Advantage Therapy & Nursing          511 S. 13th Street          Ft. Pierce       FL    Beverly
2601  Highland Healthcare Center           2997 St. Anthony Drive      Green Bay        WI    Beverly
2602  Riverside Nursing Home               100 Scherer Avenue          Oconio           WI    Beverly
2604  Chilton Village                      810 Memorial Drive          Chilton          WI    Beverly
2606  Western Village                      1640 Shawano Avenue         Green Bay        WI    Beverly
2607  Florence Villa                       1000 Chapin Street          Florence         WI    Beverly
2628  Golden Acres                         500 Western Street          Onaga            KS    Beverly
2817  Shorewood Heights                    3710 N. Oakland Avenue      Shorewood        WI    Beverly
2818  South Shore Manor                    1916 E. Tripoli Avenue      St. Francis      WI    Beverly
2819  Greendale Health Care Center         3129 Michigan Avenue        Sheboygan        WI    Beverly
2828  Clearview Manor Conv & Rehab Center  6844 Portland Avenue        Tacoma           WA    Beverly
2853  Lantern Park Manor Nursing Home      College Dr. & Franklin Ave. Colby            KS    Beverly
2855  Oakley Manor                         615 Price Street            Oakley           KS    Beverly
2858  Highland Acres                       130 E. Lake Street          Winsted          CT    Beverly
2859  West Wynde Nursing Center            555 Saw Mill Road           West Haven       CT    Beverly
2860  Greenwood Health Center              5 Greenwood Street          Torrington       CT    Beverly
2895  Ostrander Nursing Home               Second & Minnesota Streets  Ostrander        MN    Beverly
2923  Owatonna Health Care Center          201 S.W. 18th Street        Owatonna         MN    Beverly
2930  Meadow Glade Manor                   11117 N.E. 139th Street     Battleground     WA    Eagle Healthcare Inc.
2994  Renfro Nursing Home                  1413 W. Main                Waxahachie       TX    Healthcare Centers of Texas
2856  Pleasant Manor                       301 W. Taft Avenue          Sapulpa          OK    Medi-Plex II
2857  Sunset Estates                       501 W. King Street          Maud             OK    Medi-Plex II
2847  Willow Haven                         1301 N. 5th Street          Tonkawa          OK    Medi-Plex II
 275  Wellington Manor                     9211 Stuart Lane            Clinton          MD    Global Nursing Center
1413  Texarkana Nursing Center             4920 Elizabeth Street       Texarkana        TX    BritWill HealthCare & Co.
 474  Corvallis Care Center                980 NW Spruce Street        Corvallis        OR    Pinnacle Healthcare
 475  Hillside Heights Care Center         1201 McLean Boulevard       Eugene           OR    Pinnacle Healthcare
 476  Green Valley Care Center             1735 Adkins Street          Eugene           OR    Pinnacle Healthcare
 477  Laurelhurst Care Center              2827 SE Salmon              Portland         OR    Marquis Quality Management
 753  Jacksonville Convalescent Center     730 College Street          Jacksonville     FL    BAT Enterprises
1334  Red River Haven Nursing Center       319 Terrace Road            Bogota           TX    Healthcare Centers of Texas, Inc.
2824  Extend-A-Care Torrington             225 Wyoming Avenue          Torrington       CT    Sun Health
2852  Suburban Acres Nursing Center        3901 Elysian Park Road      Marshall         TX    Marshall Healthcare, Inc.
2934  Harral's Nursing Home                820 Sprague Avenue          Buhl             ID    Northwest-BEC Corp.
2975  University Nursing Center            2030 University Drive       McKinney         TX    Healthcare Centers of Texas, Inc.
3123  Lakewood Nursing Center              285 River Avenue            Lakewood         NJ    Micheal Konig (Beverly sub-lease)
3397  Hopkins Healthcare                   724 County Road 18          Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3393  Central Care Center                  1828 Central Ave., N.E.     Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3400  La Salle Convalescent Home           1920 La Salle Avenue        Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3406  Osseo Healthcare Center              525 2nd Street SE           Osseo            MN    Health Dimensions (Beverly sub-lease)
   1  Chowchilla Convalescent Center       1010 Venture Avenue         Chowchilla       CA    Beverly
   4  Prescott (Meadow Pk, PPR Trea)       860 Dougherty Street        Prescott         AZ    Southwestern Medical Center
   5  Meridian Point                       11250 N. 92nd Street        Scottsdale       AZ    Rehab Systems
   6  San Antonio Convalescent Center      921 Nolan Street            San Antonio      TX    Living Centers of Texas
   7  Broadway Lodge                       1841 Flamingo               San Antonio      TX    Living Centers of Texas

NATIONWIDE HEALTH PROPERTIES FACILITY LIST


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
   8  Heritage House                       200 Heritage Lane           Eagle Lake       TX    Living Centers of Texas
   9  Oak Manor                            1200 Ferguson               Nacogdoches      TX    Living Centers of Texas
  10  Green Acres                          2000 Beaumont               Baytown          TX    Living Centers of Texas
  11  Allenbrook                           4109 Allenbrook Drive       Baytown          TX    Living Centers of Texas
  12  Green Acres                          625 Meadowland Street       Bridge City      TX    Living Centers of Texas
  13  Green Acres                          1302 Iverness               Huntsville       TX    Living Centers of Texas
  14  Carrollton Manor                     1618 Kirby Street           Carrollton       TX    Long Term Care of Texas
  15  Green Acres                          501 Timpson                 Center           TX    Living Centers of Texas
  16  Castle Manor                         1922 Castle Drive           Garland          TX    Living Centers of Texas
  17  Green Acres                          93 Isaacs Road              Humble           TX    Living Centers of Texas
   3  Arbors East                          5500 E. Broad Street        Columbus         OH    Arbor Healthcare
   2  Auburn Manor                         375 Glenn Avenue            Wash Ct House    OH    Horizon
  18  Boardman Community Care Ctr.         5665 South Avenue           Boardman         OH    Horizon
  19  Rosewood Manor                       935 Rosewood Drive          Gallon           OH    Horizon
  20  Horizon Village                      2473 North Road, N.E.       Warren           OH    Horizon
  21  Ro-Ker Nursing Home                  1495 South Freshley Road    Alliance         OH    Horizon
  22  Casa Delmar of Scottsdale            3333 N. Civic Center Plaza  Scottsdale       AZ    Sun Health
  23  Life Care Center of N. Glendale      13620 North 55th Avenue     Glendale         AZ    LifeCare Center of America, Inc.
  24  Life Care Center of Rochester        827 West 13th Street        Rochester        IN    LifeCare Center of America, Inc.
  25  Wabash Healthcare Center             600 Washington Street       Wabash           IN    Evergreen
  26  New Castle Healthcare Center         990 North 16th Street       New Castle       IN    Evergreen
  27  Christopher East                     4301 Washington Avenue      Evansville       IN    Evergreen
  28  Care Inn Lasalle                     1445 Chartres Street        Lasalle          IL    Evergreen
  29  Care Inn Litchfield                  1285 East Union Avenue      Litchfield       IL    Evergreen
  30  Driftwood Manor                      19700 Hesperian Blvd.       Hayward          CA    Grancare
  31  Driftwood Gilroy                     8170 Murray Avenue          Gilroy           CA    Pleasant Care
  32  Driftwood Convalescent Hospital      2065 Los Gatos-Almaden R    San Jose         CA    Grancare
  33  Driftwood Healthcare                 675 24th Avenue             Santa Cruz       CA    Grancare
  34  Hearthstone of Northern Nevada       1950 Baring Blvd.           Sparks           NV    Horizon
  35  Lifecare Center of Gwinnett          147 Lester Road             Lawrenceville    GA    LifeCare Center of America, Inc.
  36  Westview Manor                       1145 Westview               Derby            KS    Liberty
  37  Southern Arizona Rehab.              1921 West Hospital Dr.      Tucson           AZ    Continental
  38  Orange Park Conv. Ctr.               5017 E. Chapman             Orange           CA    Integrated Health Services
  39  Brookville Healthcare Center         273 Main St.                Brookville       IN    Liberty
  41  Belleville Health Care Center        2626 Wesleyan Drive         Belleville       KS    Liberty
  40  Georgian Court                       2826 Meadow Lark Dr.        San Diego        CA    Golden State Health Care Centers, Inc.
  42  Beechnut Manor                       12777 Beechnut              Houston          TX    Living Centers
  43  Breezeway                            2229 N. Carroll             Gladewater       TX    Sun Health
  44  Oak Manor-Linden                     1205 W. Houston             Linden           TX    Sun Health
  45  New Boston Nursing Center            210 Rice Street             New Boston       TX    Sun Health
  46  Sherman Nursing Center               817 West Center             Sherman          TX    Sun Health
  47  Elmwood Nursing Home                 16128 Jiles Street          Omaha            TX    Sun Health
  48  Pleasant Oaks                        1606 Memorial               Mount Pleasant   TX    Sun Health
  49  General Care Center                  111 Ussery Road             Clarksville      TN    American Health Centers
  50  Crestview Health Care Center         704 Dupree Street           Brownsville      TN    American Health Centers
  51  Four Oaks Health Care Center         1101 Persimmon Ridge Road   Jonesborough     TN    American Health Centers
  52  McNairy County Health Care Center    Highway 64 Bypass           Selmer           TN    American Health Centers
  53  Clay County Manor                    Highway 53, Pitcock Lane    Celina           TN    American Health Centers
  54  Rosewood Manor of Columbia           1400 Rosewood Drive         Columbia         TN    American Health Centers
  55  VanAyer Manor Nursing Center         640 Hannings Lane           Martin           TN    American Health Centers
  56  Lewis County Manor                   605 W. Main Street          Hohenwald        TN    American Health Centers
  57  Regent Park Manor Nursing Home       41 Libby Street             Brockton         MA    American Health Centers
  58  Kenoza Manor Convalescent Home       190 North Street            Haverhill        MA    American Health Centers
  59  Haverhill Manor Nursing HOme         100 Lawrence Street         Haverhill        MA    American Health Centers
  60  Pinnacle Care Center                 1007 Johnston               Salina           KS    Liberty
  61  Oakwood Villa                        2301 Severance              Hutchinson       KS    Liberty
  62  Devonshire Acres                     1330 N. Syndey/P.O. Box 39  Sterling         CO    Chancellor Health Care, Inc.
  63  Ojai Valley Community Hospital       1306 Maricopa Highway       Ojai             CA    Brim
  64  Hacienda de Monterey                 44600 Monterey Avenue       Palm Desert      CA    ARV Housing Group, Inc.
  65  Palm Court                           44600 Monterey Avenue       Palm Desert      CA    Grancare
  66  Life Care Center of Merrimack Valley 80 Boston Road, Rte. 3A     N. Bellerica     MA    LifeCare Center of America, Inc.
  67  Retirement in at Quail Ridge         12401 Trail Oaks Drive      Oklahoma City    OK    Brim
  68  Retirement in at Forest Lane         2920 Forest Lane            Dallas           TX    Brim
  69  Richmond Beach                       19235 15th Avenue NW        Seattle          WA    Sun Health
  71  Terrace Heights Nursing Center       1100 East Nelson Rd.        Moses Lake       WA    Sun Health
  70  Lake Ridge Special Care Center       817 East Plum               Moses Lake       WA    Sun Health
  72  Bloomfield Manor                     16 Coventry Street          Bloomfield       CT    Sun Health
  73  Oakwood Care Center                  142 Bigelow Street          Brighton         MA    Sun Health
  74  Lakeland Hills Nursing Home          1919 Lakeland Hills Blvd.   Lakeland         FL    Sun Health
  75  Kinghaven Manor                      14800 King Road             Riverview        MI    ARV Housing Group, Inc.
  76  Mallard Cove Manor                   1410 Mallard Cove Manor     Sharonville      OH    ARV Housing Group, Inc.

                             OFFICER'S CERTIFICATE

          The undersigned, as the Vice President, Treasurer and Principal Financial and Accounting Officer of Nationwide Health Properties, Inc. (the "Company"), hereby certifies that, to the best of his information and belief, the representations set forth below are true and correct, and hereby affirms the accuracy of such other representations upon which O'Melveny & Myers has relied in rendering its tax opinion addressed to the Company, to which this Certificate is attached.

          1. In connection with O'Melveny & Myers' tax opinion with respect to the proposed offering of up to $100,000,000 aggregate principal amount (except that with respect to Medium-Term Notes sold at or discount, the initial offering price shall be used for purposes of such limitation) of the Company's Medium-Term Notes, under Form S-3, Registration Statement (File No. 33-54870), O'Melveny & Myers has been provided with a copy of the Company's actual federal income tax return for calendar year 1993, as well as representations concerning, and schedules of (a) the gross income for federal income tax purposes of the Company for calendar year 1994 (including actual dividend dates and amounts in and for calendar year 1994), which representations and schedules evidence the Company's compliance with the 75%, 95% and 30% gross income tests applicable to REITs and its compliance with the 95% distribution requirement applicable to REITs in calendar year 1994 and (b) the values of the assets owned by the Company at the end of each quarter commencing October 1, 1993 and ending December 31, 1994.

          2. For the Company to qualify as a REIT, no more than 50% in value of its outstanding stock may be owned, directly or "constructively" (as defined by section 544(a) and modified by section 856(h)(1)(B) of the Code), by five or fewer "individuals" (as defined by section 542(a)(2) of the Code to include certain entities) at any time during the last half of the Company's taxable year. Since its inception, the Company has satisfied the foregoing requirement. Moreover, the Company intends to monitor closely the actual ownership of its common stock so as to continue to do so.

          3. The Company has not sold or otherwise disposed of any Properties (as defined below) in the period commencing October 1, 1993 and ending December 31, 1994.

          4. Each of the Leases (as defined below) was entered into by the Company concurrently or substantially concurrently with the acquisition by the Company of the Properties with respect to such Leases.

          5. The Company has monitored, and will continue to monitor, closely any sales of the Properties so as to satisfy the 30% gross income test applicable to REITs.

          6. None of the Leases calls for rent to be received from a tenant that is attributable to personal property which is leased under, or in connection with, a lease of real property in excess of 15% of the total rent for the taxable year attributable to both the real and personal property leased under, or in connection with, such Leases.

          7. None of the Leases with respect to any Properties calls for the payment of rent based in whole or in part on the income or profits derived by any person from such Properties. Under certain of the Leases, the Company is entitled to "additional rent" measured by a specified percentage of the gross revenues (the "specified percentage") attributable to the underlying Properties in excess of gross revenues of such Properties earned during a base period (the "base period determinable amount") subject to certain limitations. This lease rental formula was designed to allow the Company to participate in the "gross revenues" of the tenant and not in such tenant's net profits or income. The "base period determinable amount" for each Lease does not depend in whole or in part on the income or profits of the tenant or any subtenant thereof. Moreover, the "specified percentage" and "base period determinable amount" for each Lease was fixed at the time the Lease was entered into and no change in "specified percentage" or "base period determinable amount" was renegotiated during the term of any Lease in a manner which had the effect of basing rent on the income or profits of the tenant or subtenant.

          8. The Company has been advised, or in each case has individually determined, that at the time each of the Leases was executed, each of the underlying Properties, with good care and maintenance, had a remaining economic life span of at least 20% in excess of its Lease term (including fixed rate or maximum minimum rent option terms) and that the expected value of each of these Properties (excluding inflation or deflation) at the end of the applicable Lease term was expected to be at least equal to 20% of each Property's initial purchase price.

          9. In those Leases which contain purchase options in favor of the tenant which provide for capped or fixed option prices, such capped or fixed option prices represent a reasonable arm's-length estimate of the fair market value of the Property subject to the purchase option at the time such option may be exercised.

          10. At the time the Leases were entered into, no improvements or modifications to the Properties were required in order to complete the Properties for their intended uses.

          11. Effective as of December 31, 1994, the Company and a wholly-owned subsidiary of the Company transferred all of their Properties located in Texas, and all of their loans secured by properties located in Texas to the MLD Texas Trust, a Delaware business trust (the "Trust"). The Company has furnished O'Melveny & Myers a true and correct copy of the Trust's Trust Agreement (the "Trust Agreement"). The Trust Agreement has not been amended or terminated. At all times since the inception of the Trust, the Company has owned 100% of the beneficial interest in the Trust. No third party has any right to obtain any kind of an interest in and to the Trust. The Trust is not a successor to any other entity. The Company intends to treat the Trust as a corporation for federal income tax purposes.

          12. The Company has operated and will continue to operate in accordance with the manner specified in the Registration Statement.

          13. The Company will take all steps, including, but not limited to, the declaration and payment of deficiency dividends, to the extent necessary to maintain its status as a REIT.

          14. Under each of the mortgage loans held by the Company during the period commencing October 1, 1993 and ending December 31, 1994, (a) amounts received or accrued, directly or indirectly, with respect to such mortgage loans are fixed, vary based on an objective index or are based on a fixed percentage or percentages of receipts or sales, including gross revenues (as determined in a manner similar to that set forth in paragraph 7 above), and do not depend in whole or in part on the net income or profits of any person; (b) at the time the commitment by the Company to make or to purchase such mortgage loans became binding on the Company, the fair market value of each property (or properties) securing each of such mortgage loans equaled or exceeded the principal amount of the loan which it (or they) secure(s); and (c) none of such mortgage loans contains any provision entitling the Company to receive a specified portion of any gain realized on the sale or exchange of the property (or properties) securing each of such mortgage loans (or of any gain which would be realized if the property were sold on a specified date) (i.e., a "shared appreciation provision").

          15. The Company has furnished O'Melveny & Myers with all factual information for purposes of or in connection with its tax opinion which, taken as a whole, is true, accurate and complete in all material respects on the date as of which such information is dated or certified in light of the circumstances under which such information was provided.

          16. Each of the statements and representations set forth in paragraphs 1-12 of the Officer's Certificate of Mark L.

Desmond, dated November 17, 1993 (a copy of which is attached hereto), continues to be true and correct as of the date hereof.

          For the purposes of this Officer's Certificate, Properties means any facilities owned by the Company at any time during the period commencing October 1, 1993 and ending December 31, 1994. A list of such Properties is attached as Exhibit A. The Company leases these Properties (the "Leases") to various operators.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be signed as of this 15th day of February, 1995.


                                 NATIONWIDE HEALTH PROPERTIES, INC.,
                                 a Maryland Corporation



                                 By: /s/ Mark L. Desmond
                                    ----------------------------------
                                    Mark L. Desmond
                                    Vice President, Treasurer
                                    and Principal Financial and
                                    Accounting Officer

                                   EXHIBIT A

NATIONWIDE HEALTH PROPERTIES FACILITY LIST (Owned 10/1/93 - 12/31/94)


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  98  Oakridge Convalescent Center         1042 Oak Drive              Richmond        IN     Beverly
  98  Petersburg Health Care Center        Pike Avenue, P.O. Box 273   Petersburg      IN     Beverly
 142  Country House                        1042 S. White Avenue        Pomona          CA     Beverly
 180  Pensacola Health Care Facility       1717 W. Avery Street        Pensacola       FL     Beverly
 202  The Cedars Nursing Home              1242 Cedars Court           Charlottesville VA     Beverly
 204  Sleepy Hollow Manor                  6700 Columbia Pike          Annandale       VA     Beverly
 235  Lakewood Manor                       1510 Hebron Street          Hendersonville  NC     Beverly
 248  Walnut Hill Convalescent Center      287 South Boulevard         Petersburg      VA     Beverly
 249  Battlefield Park Convalescent Center 250 Flank Road              Petersburg      VA     Beverly
 271  Colton Villa                         750 Dual Highway            Hagerstown      MD     Beverly
 272  Cumberland Villa Nursing Center      512 Winifred Road           Cumberland      MD     Beverly
 274  Westminister Nursing & Conv Center   1234 Washington Boulevard   Westminister    MD     Beverly
 325  Continental Manor of Wisconson Dolls 300 Race Street             Wisconsin Dells WI     Beverly
 376  Tomah Care Center                    1505 Butts Avenue           Tomah           WI     Beverly
 396  Prairie Haven Nursing Home           North Highway 36            Kensington      KS     Beverly
 448  Maryville Health Care Center         524 N. Laura                Maryville       MO     Beverly
 455  Manhattan Convalescent Center        4610 S. Manhattan Avenue    Tampa           FL     Beverly
 499  Suwanee Health Care Center           1620 Helvension Ext.        Live Oak        FL     Beverly
 518  Covington Heights Health Care Center 3900 Cathie Avenue          Sioux Falls     SD     Beverly
 796  Park Lake Nursing and Rehab          1700 Monroe Avenue, POB 1   Winter Park     FL     Beverly
 799  Andrew Care Home                     1215 South 9th Street       Minneapolis     MN     Beverly
 810  Fairbault Manor Healthcare Center    1738 Hulett Avenue N.       Faribault       MN     Beverly
 850  Ashwood Health Care Center           500 Russell Street          Wilmar          MN     Beverly
 989  Tabor Street Nursing Home            19 Tabor Street             New Bedford     MA     Beverly
 991  Cape Cod Nursing Home                27 Lewis Point Road, POB H  Buzzards Bay    MA     Beverly
1126  Jacksonville Convalescent Manor      1320 W. Braden              Jacksonville    AR     Beverly
1128  Arkansas Healthcare Nursing Center   909 Golflinks Road          Hot Springs     AR     Beverly
1305  El Paso Convalescent Center          11525 Vista del Sol Drive   El Paso         TX     Beverly
1331  Leisure Lodge of Gilmer              1704 Bradford               Gilmer          TX     Beverly
2069  Wallesley Manor Nursing Home         878 Worcester Street        Wellesley       MA     Beverly
2129  Advantage Therapy & Nursing          611 S. 13th Street          Ft. Pierce      FL     Beverly
2601  Highland Healthcare Center           2997 St. Anthony Drive      Green Bay       WI     Beverly
2602  Riverside Nursing Home               100 Scharer Avenue          Oconto          WI     Beverly
2604  Chilton Village                      810 Memorial Drive          Chilton         WI     Beverly
2606  Western Village                      1640 Shawano Avenue         Green Bay       WI     Beverly
2607  Florence Villa                       1000 Chapin Street          Florence        WI     Beverly
2628  Golden Acres                         500 Western Street          Onaga           KS     Beverly
2817  Shorewood Heights                    3710 N. Oakland Avenue      Shorewood       WI     Beverly
2818  South Shore Manor                    1915 E. Tripoli Avenue      St. Francis     WI     Beverly
2819  Greendale Health Care Center         3129 Michigan Avenue        Sheboygan       WI     Beverly
2828  Clearview Manor Conv & Rehab Center  6844 Portland Avenue        Tacoma          WA     Beverly
2853  Lantern Park Manor Nursing Home      College Dr. & Franklin Ave. Colby           KS     Beverly
2855  Oakley Manor                         815 Price Street            Oakley          KS     Beverly
2858  Highland Acres                       130 E. Lake Street          Winsted         CT     Beverly
2859  West Wynde Nursing Center            555 Saw Mill Road           West Haven      CT     Beverly
2860  Greenwood Health Center              5 Greenwood Street          Torrington      CT     Beverly
2895  Ostrander Nursing Home               Second & Minnesota Streets  Ostrander       MN     Beverly
2923  Owatonna Health Care Center          201 S.W. 18th Street        Owatonna        MN     Beverly
2930  Meadow Glade Manor                   11117 N.E. 139th Street     Battleground    WA     Beverly
2994  Renfro Nursing Home                  1413 W. Main                Waxahachie      TX     Beverly
2858  Pleasant Manor                       301 W. Taft Avenue          Sapulpa         OK     Medi-Plex II
2857  Sunset Estates                       501 W. King Street          Maud            OK     Medi-Plex II
2947  Willow Haven                         1301 N. 5th Street          Tonkawa         OK     Medi-Plex II
 275  Clinton Convalescent Center          9211 Stuart Lane            Clinton         MD     Global Nursing Center
1413  Texarkana Nursing Center             4920 Elizabeth Street       Texarkana       TX     BritWill HealthCare & Co.
 474  Corvallis Care Center                980 NW Spruce Street        Corvalis        OR     Pinnacle Healthcare
 475  Hillside Heights Care Center         1201 McLean Boulevard       Eugene          OR     Pinnacle Healthcare
 476  Green Valley Care Center             1735 Adkins Street          Eugene          OR     Pinnacle Healthcare
 477  Laurelhurst Care Center              2827 SE Salmon              Portland        OR     Marquis Quality Management
 753  Jacksonville Convalescent Center     730 College Street          Jacksonville    FL     BAT Enterprises
1334  Red River Haven Nursing Center       319 Terrace Road            Bogota          TX     Healthcare Centers of Texas, Inc.
2824  Extend-A-Care Torrington             225 Wyoming Avenue          Torrington      CT     Sun Health
2852  Suburban Acres Nursing Center        3901 Elysian Park Road      Marshall        TX     Marshall Healthcare, Inc.
2934  Harral's Nursing Center              820 Sprague Avenue          Buhl            ID     Northwest - BEC Corp.
2975  University Nursing Center            2030 University Drive       McKinney        TX     Healthcare Centers of Texas, Inc.
3123  Lakewood Nursing Center              285 Rivar Avenue            Lakewood        NJ     Michael Konig (Beverly sub-lease)

NATIONWIDE HEALTH PROPERTIES FACILITY LIST


FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
3397  Hopkins Healthcare                   724 County Road 18          Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3393  Central Care Center                  1828 Central Ave., N.E.     Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3400  La Salle Convalescent Home           1920 La Salle Avenue        Minneapolis      MN    Health Dimensions (Beverly sub-lease)
3406  Osseo Healthcare Center              525 2nd Street SE           Osseo            MN    Health Dimensions (Beverly sub-lease)
   1  Chowchilla Convalescent Center       1010 Venture Avenue         Chowchilla       CA    Beverly
   4  Prescott (Meadow Pk, PPR Tree)       860 Dougherty Street        Prescott         AZ    Southwestern Medical Center
   5  Meridian Point                       11250 N. 92nd Street        Scottsdale       AZ    Rehab Systems
   6  San Antonio Convalescent Center      921 Nolan Street            San Antonio      TX    Living Centers of Texas
   7  Broadway Lodge                       1841 Flamingo               San Antonio      TX    Living Centers of Texas
   8  Heritage House                       200 Heritage Lane           Eagle Lake       TX    Living Centers of Texas
   9  Oak Manor                            1200 Ferguson               Nacogdoches      TX    Living Centers of Texas
  10  Green Acres                          2000 Beaumont               Baytown          TX    Living Centers of Texas
  11  Allenbrook                           4109 Allenbrook Drive       Baytown          TX    Living Centers of Texas
  12  Green Acres                          625 Meadowland Street       Bridge City      TX    Living Centers of Texas
  13  Green Acres                          1302 Iverness               Huntsville       TX    Living Centers of Texas
  14  Carrollton Manor                     1618 Kirby Street           Carrollton       TX    Long Term Care of Texas
  15  Green Acres                          501 Timpson                 Center           TX    Living Centers of Texas
  16  Castle Manor                         1922 Castle Drive           Garland          TX    Living Centers of Texas
  17  Green Acres                          93 Isaacs Road              Humble           TX    Living Centers of Texas
   3  Arbors East                          5500 E. Broad Street        Columbus         OH    Arbor Healthcare
   2  Auburn Manor                         375 Glenn Avenue            Wash Ct House    OH    Horizon
  18  Boardman Community Care Ctr          5665 South Avenue           Boardman         OH    Horizon
  19  Rosewood Manor                       935 Rosewood Drive          Galion           OH    Horizon
  20  Horizon Village                      2473 North Road, N.E.       Warren           OH    Horizon
  21  Ro-Ker Nursing Home                  1495 South Freshley Road    Alliance         OH    Horizon
  22  Casa Delmar of Scottsdale            3333 N. Civic Center Plaza  Scottsdale       AZ    Sun Health
  23  Life Care Center of N. Glendale      13620 North 55th Avenue     Glendale         AZ    LifeCare Center of America, Inc.
  24  Life Care Center of Rochester        827 West 13th Street        Rochester        IN    LifeCare Center of America, Inc.
  25  Wabash Healthcare center             600 Washington Street       Wabash           IN    Evergreen
  26  New Castle Healthcare Center         990 North 16th Street       New Castle       IN    Evergreen
  27  Christopher East                     4301 Washington Avenue      Evansville       IN    Evergreen
  28  Care Inn Lasalle                     1445 Chartres Street        Lasalle          IL    Evergreen
  29  Care Inn Litchfield                  1285 East Union Avenue      Litchfield       IL    Evergreen
  30  Driftwood Manor                      19700 Hesperian Blvd        Hayward          CA    Grancare
  31  Driftwood Gilroy                     8170 Murray Avenue          Gilroy           CA    Pleasant Care
  32  Driftwood Convalescent Hospital      2065 Los Gatos-Almaden R    San Jose         CA    Grancare
  33  Driftwood Healthcare                 675 24th Avenue             Santa Cruz       CA    Grancare
  34  Earthstone of Northern Nevada        1950 Baring Blvd            Sparks           NV    Horizon
  35  Lifecare Center of Gwinnett          147 Lester Road             Lawrenceville    GA    LifeCare Center of America, Inc.
  36  Westview Manor                       1145 Westview               Derby            KS    Liberty
  37  Southern Arizona Rehab               1921 West Hospital Dr.      Tucson           AZ    Continental
  38  Orange Park Conv. Cir.               5017 E. Chapman             Orange           CA    Integrated Health Services
  39  Brookville Healthcare Center         273 Main St.                Brookville       IN    Liberty
  41  Belleville Health Care Center        2626 Wesleyan Drive         Belleville       KS    Liberty
  40  Georgian Court                       2828 Meadow Lark Dr.        San Diego        CA    Golden State Health Care Centers, Inc.
  42  Beechnut Manor                       12777 Beechnut              Houston          TX    Living Centers
  43  Breezeway                            2229 N. Carroll             Gladewater       TX    Sun Health
  44  Oak Manor - Linden                   1205 W. Houston             Linden           TX    Sun Health
  45  New Boston Nursing Center            210 Rice Street             New Boston       TX    Sun Health
  46  Sherman Nursing Center               817 West Center             Sherman          TX    Sun Health
  47  Elmwood Nursing Home                 16128 Jiles Street          Omaha            TX    Sun Health
  48  Pleasant Oaks                        1606 Memorial               Mount Pleasant   TX    Sun Health
  49  General Care Center                  111 Ussery Road             Clarksville      TN    American Health Centers
  50  Crestview Health Care Center         704 Dupree Street           Brownsville      TN    American Health Centers
  51  Four Oaks Heath Care Center          1101 Persimmon Ridge Road   Jonesborough     TN    American Health Centers
  52  McNairy County Health Care Center    Highway 84 Bypass           Selmer           TN    American Health Centers
  53  Clay County Manor                    Highway 53, Pilcock Lane    Celina           TN    American Health Centers
  54  Rosewood Manor of Columbia           1400 Rosewood Drive         Columbia         TN    American Health Centers
  55  VanAyer Manor Nursing Center         640 Hannings Lane           Martin           TN    American Health Centers
  56  Lewis County Manor                   605 W. Main Street          Hohenwald        TN    American Health Centers
  57  Regent Park Manor Nursing Home       41 Libby Street             Brockton         MA    American Health Centers
  58  Kenoza Manor Convalescent Home       190 North Street            Haverhill        MA    American Health Centers
  59  Havarhill Manor Nursing Home         100 Lawrence Street         Haverhill        MA    American Health Centers
  60  Pinnecle Care Center                 1007 Johnston               Salina           KS    Liberty
  61  Oakwood Villa                        2301 Severance              Hutchinson       KS    Liberty
  62  Devonshire Acres                     1330 N. Syndey/P.O. Box 392 Sterling         CO    Chancellor Health Care, Inc.

NATIONWIDE HEALTH PROPERTIES FACILITY LIST

FAC #          FACILITY NAME                        ADDRESS                 CITY        STATE               OPERATOR
- ------------------------------------------------------------------------------------------------------------------------------------
  63  Ojai Valley Community Hospital       1306 Maricopa Highway       Ojai             CA    Brim
  64  Hacienda de Monterey                 44600 Monterey Avenue       Palm Desert      CA    ARV Housing Group, Inc.
  65  Palm Court                           44600 Monterey Avenue       Palm Desert      CA    Grancare
  66  Life Care Center of Merrimack Valley 80 Boston Road, Rte 3A      N. Bellerica     MA    LifeCare Center of America, Inc.
  67  Retirement in at Quail Ridge         12401 Trail Oaks Drive      Oklahoma City    OK    Brim
  68  Retirement in at Forest Lane         2820 Forest Lane            Dallas           TX    Brim
  69  Richmond Beach                       19235 15th Avenue NW        Seattle          WA    Sun Health
  70  Terrace Heights Nursing Center       1100 East Nelson Rd         Moses Lake       WA    Sun Health
  71  Lake Ridge Special Care Center       817 East Plum               Moses Lake       WA    Sun Health
  72  Bloomfield Manor                     16 Coventry Street          Bloomfield       CT    Sun Health
  73  Oakwood Care Center                  142 Bigelow Street          Brighton         MA    Sun Health
  74  Lakeland Hills Nursing Home          1919 Lakeland Hills Blvd.   Lakeland         FL    Sun Health